                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                SPDR SERIES TRUST
                             SPDR INDEX SHARES FUNDS
(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:

      [SPDR LOGO]




     AN IMPORTANT MESSAGE FROM SPDR(R) SERIES TRUST AND SPDR(R) INDEX SHARES FUNDS (EACH A "TRUST" AND TOGETHER WITH THEIR SERIES, THE "SPDR FUNDS") PRESIDENT, JAMES ROSS

All SPDR Funds Shareholders,

     SPDR Funds will hold a Special Meeting of Shareholders on March 19, 2010 at SSgA Funds Management, Inc.'s ("SSgA FM" or the "Adviser") offices in Boston, MA (the "Meeting" or "Shareholder Meeting"). This booklet contains a proxy statement explaining several proposals that the SPDR Funds' Trustees are asking shareholders to approve at the Meeting. The proposals described in the proxy statement relate to the following matters:

          1. To elect Trustees for all SPDR Funds. Five of the six nominees in whom we are asking you to place your trust are independent of SPDR Funds' management, and two nominees are currently members of the Board of Trustees (the "Board");

          2. To approve an investment sub-advisory agreement between the Adviser and Nuveen Asset Management ("Nuveen" or "Sub-Adviser"), pursuant to which Nuveen will serve as sub-adviser to the following SPDR
             Funds: SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF, SPDR Barclays Capital Short Term Municipal Bond ETF, and SPDR S&P VRDO Municipal Bond ETF;

          3. To approve a "manager of managers" structure for all SPDR Funds, which would permit the SPDR Funds to hire and replace sub-advisers without incurring the expense of a shareholder meeting;

          4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all SPDR Funds, and to update and standardize your SPDR Funds' investment policies to allow the SPDR Funds to serve your needs most effectively and efficiently in today's market environment; and

          5. Shareholders also may be asked to vote on such other business as may properly come before the Meeting.

     Your vote is important. Shareholder meetings in the SPDR Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on these important proposals. If you do not cast your vote at this Shareholder Meeting (or an adjournment thereof), you will not have the opportunity to vote on these matters unless another shareholder meeting is held on the same proposals. Please do not hesitate to call the SPDR Funds' proxy solicitation agent, Broadridge Financial Solutions, Inc., at 877-257-9951 if you have any questions about the proposals under consideration. If you have any additional questions about the SPDR Funds, please contract your financial advisor or the SPDR Funds' representatives at 866-787-2257 or visit www.spdrs.com. Thank you for taking the time to consider these important proposals and for your investment in the SPDR Funds.

     I encourage you to exercise your rights concerning the governance of the SPDR Funds by reviewing our proxy statement and then voting either through the Internet, by telephone, or by mail as soon as possible. No matter how many shares you own, your vote is important.

                                                        Sincerely,

                                                        /s/ James Ross
                                                        James Ross
                                                        President

January 25, 2010


PRECISE IN A WORLD THAT ISN'T. TM

IMPORTANT INFORMATION ABOUT VOTING

I HAVE ONLY A FEW SHARES--WHY SHOULD I BOTHER TO VOTE?

     Because your vote makes a difference. If many shareholders choose not to vote, the SPDR Funds might not receive enough votes to reach a quorum and conduct the Shareholder Meeting on Friday, March 19, 2010. If that appears likely to happen, the SPDR Funds will have to send additional mailings to shareholders to try to get more votes--a process that would be very costly for the SPDR Funds and thus for you as a SPDR Fund shareholder.

WHAT'S THE DEADLINE FOR SUBMITTING MY VOTE?

     We encourage you to vote as soon as possible to make sure that your SPDR Fund receives enough votes to act on the proposals. The final opportunity to cast your vote is at the Shareholder Meeting on March 19, 2010.

WHO GETS TO VOTE?

     Any person who owned shares of any SPDR Fund on the "record date," which was January 6, 2010, even if that person later sold those shares.

HOW DO I VOTE?

     You may vote in any of four ways:

          1. Through the Internet at www.proxyvote.com;

          2. By telephone, with a toll-free call to the phone number indicated on the enclosed proxy card or voting instruction card;

          3. By mail, with the enclosed proxy card or voting instruction card;
             and

          4. In person at the Shareholder Meeting in Boston, MA, on March 19, 2010.

Vote on the Internet
Log on to:
www.proxyvote.com
Follow the on-screen instructions.

Vote by phone
     Call the phone number indicated on your proxy card or voting instruction card. Follow the recorded instructions available 24 hours each day.

Vote by mail
     Vote, sign, and date the proxy card and return in the postage-paid envelope.

Vote in person
     Attend the Shareholder Meeting at SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111 on March 19, 2010.

     We encourage you to vote via the Internet or telephone using the 12-digit control number on the enclosed proxy card or voting instruction card, because these methods save the SPDR Funds (and you as a shareholder) the most money (since they require no return postage). If you would like to change your previous vote, you may vote again using any of the methods described above.

HOW DO I SIGN THE PROXY CARD?

     You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card.

IMPORTANT NOTICE

     Although we recommend that you read the complete proxy statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING AND PROPOSALS

WHY AM I RECEIVING THIS PROXY STATEMENT?

     All SPDR Funds will host the Shareholder Meeting on Friday, March 19, 2010, at 11:00 a.m. Eastern time, at the offices of SSgA FM, the investment adviser to the SPDR Funds, at State Street Financial Center, One Lincoln Street, Boston, MA 02111. This meeting of the SPDR Funds is being held so that shareholders can vote on the following proposals:

          1. To elect Trustees for all SPDR Funds. Five out of the six nominees in whom we are asking you to place your trust are independent of SSgA FM, and two nominees are currently members of the Board of Trustees;

          2. To approve an investment sub-advisory agreement between the Adviser and Nuveen, pursuant to which Nuveen will serve as sub-adviser to the following SPDR Funds: SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF, SPDR Barclays Capital Short Term Municipal Bond ETF, and SPDR S&P VRDO Municipal Bond ETF;

          3. To approve a "manager of managers" structure for all SPDR Funds, which would permit the SPDR Funds to hire and replace sub-advisers without incurring the expense of a shareholder meeting;

          4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all SPDR Funds, and to update and standardize your SPDR Funds' investment policies to allow the SPDR Funds to serve your needs most effectively in today's market environment; and

          5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     The SPDR Funds are governed by the Investment Company Act of 1940, as amended (the "1940 Act"). As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the SPDR Funds, to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. Prior to December 31, 2009, the Board consisted of four Trustees, three of whom were elected by shareholders. One of the Trustees, who is not an "interested person" as defined in the 1940 Act (each, an "Independent Trustee" and collectively, the "Independent Trustees"), Ms. Peters, resigned from the Board as of December 31, 2009. As a result of certain banking regulations effectively prohibiting representatives of the Adviser from holding more than 25% of the seats on an investment company board, the interested Trustee, Mr. Ross, also resigned effective December 31, 2009. The Board may not fill these vacancies without obtaining shareholder approval because immediately after filling these vacancies less than two-thirds of the Trustees would have been elected by shareholders. In addition, the Board of Trustees has determined to increase the size of the Board to six Trustees by adding two additional Independent Trustees.

WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH NUVEEN ASSET MANAGEMENT?

     The Board of Trustees is also seeking shareholder approval for Nuveen to act as sub-adviser for certain SPDR Funds. It is proposed that Nuveen will serve as sub-adviser to the following SPDR Funds: SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF, SPDR Barclays Capital Short Term Municipal Bond ETF, and SPDR S&P VRDO Municipal Bond ETF (the "Municipal SPDR Funds").

     The Board of Trustees and the Adviser believe that Nuveen will bring significant municipal securities experience to bear in managing the Municipal SPDR Funds. Nuveen has extensive experience in managing municipal securities and, as of September 30, 2009, Nuveen managed more than $68.5 billion in portfolios of municipal securities for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts. In addition, Tim Ryan, one of the Municipal SPDR Funds' primary portfolio managers, will join Nuveen upon the shareholder approval of Nuveen's sub-advisory role, bringing his extensive experience in managing passive municipal bond strategies. Mr. Ryan's experience in managing the Municipal SPDR Funds, coupled with Nuveen's experience in the municipal securities markets, is expected to create a strong management team for the Municipal SPDR Funds.

     The 1940 Act requires shareholder approval of new investment advisory (and sub-advisory) agreements and, because the Municipal SPDR Funds have not yet implemented the "manager of managers" structure discussed below, shareholder approval is required for the proposed sub-advisory agreement with Nuveen.

WHAT IS A "MANAGER OF MANAGERS" STRUCTURE?

     A "manager of managers" structure would permit the Board of Trustees of each Trust to appoint or replace sub-advisers without obtaining shareholder approval which would otherwise be required by the 1940 Act. Particularly now, at a time when the Board is recommending the approval of a new sub-adviser for several SPDR Funds, the Board believes the "manager of managers" structure to be efficient and effective in managing the SPDR Funds that make use of a sub-adviser. Using a "manager of managers" structure will enable the SPDR Funds to avoid the considerable expense of holding shareholder meetings to approve new or additional sub-advisers.

     If shareholders approve the "manager of managers" structure, which would cover all SPDR Funds in addition to the SPDR Funds indicated above, the SPDR Funds intend to seek the necessary exemptive relief from the U.S. Securities and Exchange Commission ("SEC") pursuant to Section 15(a) of the 1940 Act which provides, in relevant part, that it is unlawful for any person to act as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the vote of a majority of the company's outstanding voting securities. The exemptive relief would exempt the SPDR Funds from the requirement to have sub-advisory contracts approved by shareholder vote. However, before a SPDR Fund can rely on this exemption and implement the "manager of managers" structure, the SPDR Funds' shareholders must approve the "manager of managers" structure.

HOW WILL THE IMPLEMENTATION OF THE "MANAGER OF MANAGERS" STRUCTURE AFFECT ME?

     The implementation of the "manager of managers" structure will not directly impact you. You will remain a shareholder of your SPDR Fund just as before and each SPDR Fund will contract for advisory services as before. However, with the proposed "manager of managers" structure, the SPDR Funds will receive the benefit of SSgA FM's investment adviser selection, monitoring and allocation services and the Board's flexibility in approving additional or replacement sub-advisers without shareholder approval.

WILL THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" STRUCTURE AFFECT THE SPDR FUNDS' EXPENSES?

     For each SPDR Fund, SSgA FM will be responsible for paying any advisory fees to the sub-advisers. As a result, the proposed changes will not result in increased investment advisory fees. Accordingly, implementation of a "manager of managers" structure will not result in increased fees and expenses for the SPDR Funds' shareholders.

WHY AM I BEING ASKED TO VOTE FOR CHANGES TO MY FUND'S INVESTMENT POLICIES AND RESTRICTIONS?

     The Board of Trustees believes that it would benefit shareholders of the SPDR Funds to update the SPDR Funds' fundamental investment policies. Some of the SPDR Funds' policies are more restrictive than current government regulations require. The proposed changes in investment policies will benefit shareholders by allowing the SPDR Funds to adapt more quickly to future changes in investment opportunities. It is currently expected that the proposed changes to the investment policies will not have a material impact on the manner in which the SPDR Funds are managed.

WILL MY VOTE MAKE A DIFFERENCE?

     Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their SPDR Fund.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

     After careful consideration, the Trustees of the SPDR Funds, including the Independent Trustees who comprise a majority of each SPDR Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

     We will be happy to answer your questions about this proxy solicitation. Please call our proxy solicitation agent, Broadridge Financial Solutions, Inc. ("Broadridge") at 877-257-9951.

HOW CAN I VOTE MY SHARES?

     Please refer to your proxy card(s) for instructions on how to vote.

      [SPDR LOGO]




                                SPDR SERIES TRUST
                             SPDR INDEX SHARES FUNDS

                          STATE STREET FINANCIAL CENTER
                               ONE LINCOLN STREET
                                BOSTON, MA 02111

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 19, 2010

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the

     SPDR SERIES TRUST, which includes the following series: SPDR Dow Jones Total Market ETF, SPDR Dow Jones Large Cap ETF, SPDR Dow Jones Large Cap Growth ETF, SPDR Dow Jones Large Cap Value ETF, SPDR Dow Jones Mid Cap ETF, SPDR Dow Jones Mid Cap Growth ETF, SPDR Dow Jones Mid Cap Value ETF, SPDR Dow Jones Small Cap ETF, SPDR Dow Jones Small Cap Growth ETF, SPDR Dow Jones Small Cap Value ETF, SPDR DJ Global Titans ETF, SPDR Dow Jones REIT ETF, SPDR KBW Bank ETF, SPDR KBW Capital Markets ETF, SPDR KBW Insurance ETF, SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR KBW Regional Banking ETF, SPDR KBW Mortgage Finance ETF, SPDR Wells Fargo Preferred Stock ETF, SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital TIPS ETF, SPDR Barclays Capital Short Term Corporate Bond ETF, SPDR Barclays Capital Intermediate Term Treasury ETF, SPDR Barclays Capital Long Term Treasury ETF, SPDR Barclays Capital Intermediate Term Credit Bond ETF, SPDR Barclays Capital Long Term Credit Bond ETF, SPDR Barclays Capital Convertible Bond ETF, SPDR Barclays Capital Mortgage Backed Bond ETF, SPDR Barclays Capital Aggregate Bond ETF, SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF, SPDR Barclays Capital Short Term Municipal Bond ETF, SPDR S&P VRDO Municipal Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Treasury Bond ETF and SPDR Barclays Capital High Yield Bond ETF; and



PRECISE IN A WORLD THAT ISN'T. TM

     SPDR INDEX SHARES FUNDS, which includes the following series: SPDR DJ STOXX 50 ETF, SPDR DJ EURO STOXX 50 ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World Ex-US ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR MSCI ACWI Ex-US ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF.

     SPDR SERIES TRUST and SPDR INDEX SHARES FUNDS are each a "Trust" and together with their series are referred to herein as the "SPDR Funds", unless as otherwise specified. The Meeting will be held at the offices of SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the SPDR Funds, State Street Financial Center, One Lincoln Street, Boston, MA 02111 at 11:00 a.m. Eastern Time, on March 19, 2010, for the following purposes:

          1. To elect Trustees for all SPDR Funds. Five out of the six nominees in whom we are asking you to place your trust are independent of SSgA FM, and two nominees are currently members of the Board of Trustees;

          2. To approve an investment sub-advisory agreement between the Adviser and Nuveen Asset Management ("Nuveen" or "Sub-Adviser"), pursuant to which Nuveen will serve as sub-adviser to the following SPDR
             Funds: SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF, SPDR Barclays Capital Short Term Municipal Bond ETF, and SPDR S&P VRDO Municipal Bond ETF;

          3. To approve a "manager of managers" structure for all SPDR Funds, which would permit the SPDR Funds to hire and replace sub-advisers without incurring the expense of a shareholder meeting;

          4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all SPDR Funds, and to update and standardize your SPDR Funds' investment policies to allow the SPDR Funds to serve your needs most effectively in today's market environment; and

          5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The proposals are discussed in the attached proxy statement. The Board of Trustees of each Trust recommends that you vote FOR each applicable proposal.

     Shareholders of record at the close of business on January 6, 2010 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof even if that shareholder has since sold those shares. You are invited to attend the Meeting, but if you cannot do so, please vote by telephone, or by logging on to the Internet to vote electronically. Please refer to the proxy card attached to the enclosed proxy statement for details. If you are unable to vote by telephone, or on the Internet, you may also complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

                                        By Order of the Board of Trustees,

                                        (RYAN M. LOUVAR)
                                        Ryan M. Louvar
                                        Secretary

     VOTING IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PLEASE CALL OUR PROXY SOLICITATION AGENT BROADRIDGE FINANCIAL SOLUTIONS, INC. AT 877-257-9951 FOR MORE INFORMATION OR IF YOU HAVE ANY QUESTIONS ABOUT ATTENDING THE MEETING IN PERSON. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE SECRETARY OF THE TRUST AT THE ADDRESS ABOVE A WRITTEN NOTICE OF REVOCATION, BY VOTING AGAIN (BY INTERNET, PROXY CARD/VOTING INSTRUCTION CARD OR TOLL-FREE TELEPHONE) OR BY ATTENDING THE MEETING AND VOTING IN PERSON. ATTENDANCE AT THE MEETING WILL NOT, BY ITSELF, SERVE TO REVOKE A PROXY.

      [SPDR LOGO]




                                SPDR SERIES TRUST
                             SPDR INDEX SHARES FUNDS

                          STATE STREET FINANCIAL CENTER
                               ONE LINCOLN STREET
                                BOSTON, MA 02111

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 19, 2010

                                 PROXY STATEMENT

INTRODUCTION

     This combined proxy statement is being provided to you on behalf of the Boards of Trustees of the SPDR SERIES TRUST and SPDR INDEX SHARES FUNDS (each a "Trust" and together with their series, the "SPDR Funds"). The proxy statement is divided into five parts:

     Part I Overview of the Proposals begins on page 2.

     Part II Proposal Details begin on page 3.

     Part III Information on the SPDR Funds' Independent Accountants begins on page 29.

     Part IV More on Proxy Voting and Shareholder Meetings begins on page 31.

     Part V Fund and Investment Adviser Information begins on page 33.

     Please read the proxy statement before voting on the proposals. If you have questions about the proxy statement, or if you would like additional information, please call our proxy solicitation agent, Broadridge Financial Solutions, Inc. toll-free at 877-257-9951. If you have any additional questions about the SPDR Funds, please contract your financial advisor or the SPDR representatives at 866-787-2257 or visit www.spdrs.com. This proxy statement was mailed to shareholders beginning the week of January 25, 2010.

     Annual and Semiannual Reports.

     Copies of the SPDR Series Trust Annual Report to Shareholders dated June 30, 2009 and the SPDR Index Shares Funds Annual Report to Shareholders dated September 30, 2009 may be obtained without charge by writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust's website at www.spdrs.com or by calling 1-866-787-2257.



PRECISE IN A WORLD THAT ISN'T. TM

                        PART I: OVERVIEW OF THE PROPOSALS

     Shareholders of the SPDR Funds are being asked to vote on a number of proposals. Not all proposals apply to each SPDR Fund. The table below shows each proposal and the specific SPDR Funds to which it applies. Only shareholders of record on January 6, 2010, are entitled to vote on a SPDR Fund's proposals, whether or not such shareholders still own those shares.

            SPDR PROPOSALS                            FUNDS
-------------------------------------    -------------------------------
 1.   Elect Trustees for each Trust.     Applies to all SPDR Funds.
 2.   Approve an investment sub-         Applies to SPDR Barclays
      advisory agreement between SSgA    Capital Municipal Bond ETF,
      Funds Management, Inc. ("SSgA      SPDR Barclays Capital
      FM" or the "Adviser") and          California Municipal Bond ETF,
      Nuveen Asset Management            SPDR Barclays Capital New York
      ("Nuveen" or "Sub-Adviser").       Municipal Bond ETF, SPDR
                                         Barclays Capital Short Term
                                         Municipal Bond ETF and SPDR S&P
                                         VRDO Municipal Bond ETF.
 3.   To approve a "manager of           Applies to all SPDR Funds.
      managers" structure for all
      SPDR Funds.
 4.   Update and standardize the SPDR    Applies to all SPDR Funds.
      Funds fundamental policies
      regarding:
      a.  Purchasing and selling real
          estate;
      b.  Issuing senior securities
          and borrowing money;
      c.  Making loans;
      d.  Purchasing and selling
          commodities;
      e.  Concentrating investments
          in a particular industry or
          group of industries;
      f.  Underwriting activities;
          and
      g.  Eliminating outdated
          fundamental investment
          policies not required by
          law.

                            PART II: PROPOSAL DETAILS

                 PROPOSAL 1 -- ELECT TRUSTEES FOR EACH SPDR FUND

THIS PROPOSAL APPLIES TO ALL SPDR FUNDS.

     We are asking shareholders of each SPDR Fund to elect a Board of Trustees (sometimes referred to as the "Board" or "Boards").

WHO ARE THE NOMINEES TO THE BOARD?

     The six people listed below have been nominated for election as SPDR Funds' Trustees. Mr. Nesvet and Mr. Kelly currently serve as Trustees for all SPDR Funds. Ms. Boatman, Mr. Churchill and Mr. Verboncoeur are not yet Trustees, but are nominees for Trustee for all of the SPDR Funds. Mr. Ross served as a Trustee through December 31, 2009, but resigned effective December 31, 2009, to comply with a banking regulatory restriction prohibiting representatives from the Adviser from holding more than 25% of the seats on the Board. Each nominee has consented to continue serving (or, in the case of Mr. Ross, Ms. Boatman, Mr. Churchill and Mr. Verboncoeur, begin serving) as a Trustee for the SPDR Funds if elected by shareholders. If elected, each nominee would oversee a total of at least 100 SPDR Funds.

     The mailing address of the SPDR Fund Trustees and officers is State Street Financial Center, One Lincoln Street Boston, MA 02111-2900.

TRUSTEES

                                               TERM OF                                      OTHER
                                              OFFICE AND               PRINCIPAL        DIRECTORSHIPS
 NAME, ADDRESS AND     POSITION(S)            LENGTH OF              OCCUPATION(S)         HELD BY
   YEAR OF BIRTH        WITH FUNDS           TIME SERVED          DURING PAST 5 YEARS      TRUSTEE
-------------------  ---------------  -------------------------   -------------------  --------------
INDEPENDENT
  NOMINEES
Frank Nesvet         Independent              Unlimited           Chief Executive      None
c/o SPDR Series      Trustee,                  Elected:           Officer, Libra
Trust/SPDR Index     Chairman               September 2000        Group,
Shares Funds                             (SPDR Series Trust)      Inc. (1998-present)
State Street                                                      (a
Financial Center                              July 2004           financial services
One Lincoln Street                    (SPDR Index Shares Funds)   consulting
Boston, MA 02111-                                                 company).
2900 Born 1943
David M. Kelly       Independent              Unlimited           Retired.             Penson
c/o SPDR Series      Trustee                   Elected:                                Worldwide Inc.
Trust/SPDR Index                            September 2000                             (Director)
Shares Funds                             (SPDR Series Trust)
State Street
Financial Center                              July 2004
One Lincoln Street                    (SPDR Index Shares Funds)
Boston, MA 02111-
2900 Born 1938

                                               TERM OF                                      OTHER
                                              OFFICE AND               PRINCIPAL        DIRECTORSHIPS
 NAME, ADDRESS AND     POSITION(S)            LENGTH OF              OCCUPATION(S)         HELD BY
   YEAR OF BIRTH        WITH FUNDS           TIME SERVED          DURING PAST 5 YEARS      TRUSTEE
-------------------  ---------------  -------------------------   -------------------  --------------
Bonny Eugenia        Independent              Unlimited           Retired (2005-       None
Boatman c/o SPDR     Nominee                                      present);
Series Trust/SPDR                                                 Managing Director,
Index Shares Funds                                                Columbia
State Street                                                      Management Group,
Financial Center                                                  Bank of America
One Lincoln Street                                                (1984-2005).
Boston, MA 02111-
2900 Born 1950
Dwight D. Churchill  Independent              Unlimited           Retired (February    None
c/o SPDR Series      Nominee                                      2009-
Trust/SPDR Index                                                  present); Head of
Shares Funds                                                      Fixed Income and
State Street                                                      other Senior
Financial Center                                                  Management roles,
One Lincoln Street                                                Fidelity
Boston, MA 02111-                                                 Investments
2900 Born 1953                                                    (1993-2009).
Carl G. Verboncoeur  Independent              Unlimited           Retired (July 2009-  None
c/o SPDR Series      Nominee                                      present); Chief
Trust/SPDR Index                                                  Executive Officer,
Shares Funds                                                      Rydex Investments
State Street                                                      (2003-2009).
Financial Center
One Lincoln Street
Boston, MA 02111-
2900 Born 1952

INTERESTED NOMINEE
James E. Ross        Interested           Unlimited, Elected      President, SSgA      Select Sector
SSgA Funds           Nominee,                 President:          Funds Management,    SPDR Trust
Management, Inc.     President                May 2005,           Inc. (2005-          (Trustee);
State Street                                  Appointed           present);            State Street
Financial Center                               Trustee:           Principal, SSgA      Master Funds
One Lincoln Street                          November 2005-        Funds                (Trustee); and
Boston, MA 02111-                           December 2009         Management, Inc.     State Street
2900 Born 1965                                                    (2001-present);      Institutional
                                                                  Senior Managing      Investment
                                                                  Director, State      Trust
                                                                  Street               (Trustee).
                                                                  Global Advisors
                                                                  (2006-present);
                                                                  Principal, State
                                                                  Street Global
                                                                  Advisors (2000-
                                                                  2006).


WHY ARE FUND SHAREHOLDERS BEING ASKED TO ELECT TRUSTEES?

     The SPDR Funds are governed by the Investment Company Act of 1940, as amended (the "1940 Act"). As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the SPDR Funds, to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. Prior to December 31, 2009, the Board consisted of four Trustees, three of whom were elected by shareholders. One of the Trustees, who is not an "interested person" as defined in the 1940 Act (each, an "Independent Trustee" and collectively, the "Independent Trustees"), Ms. Peters, resigned from the Board as of December 31, 2009. As a result of certain banking regulations effectively prohibiting representatives of the Adviser from holding more than 25% of the seats on an investment company board, the interested Trustee, Mr. Ross, also resigned effective December 31, 2009. The Board may not fill these vacancies without obtaining shareholder approval because immediately after filling these vacancies less than two-thirds of the Trustees would have been elected by shareholders. In addition, the Board of Trustees has determined to increase the size of the Board to six Trustees by adding two additional Independent Trustees. In addition to Messrs. Nesvet and Kelly (current Independent Trustees), Mr. Ross, Ms. Boatman, Mr. Churchill and Mr. Verboncoeur are nominees for Trustee of the SPDR Funds.

HOW MANY OF THE NOMINEES WILL BE "INDEPENDENT" TRUSTEES IF ELECTED?

     Five of the six nominees--all but Mr. Ross--will be Independent Trustees if elected by shareholders. Independent Trustees have no affiliation with SSgA FM or the SPDR Funds they oversee, apart from any personal investments they choose to make in the SPDR Funds as private individuals. Independent Trustees play a critical role in overseeing SPDR Fund operations and representing the interests of each SPDR Fund's shareholders.

     As an officer and employee of the Adviser and/or its parent company for over 10 years, Mr. Ross is currently the only interested nominee for the SPDR Funds' Board. Mr. Ross has relevant background, experience and skills, particularly in those domains critical to the SPDR Funds and their shareholders.

HOW ARE THE BOARDS OF THE SPDR FUNDS STRUCTURED?

     The SPDR Funds are grouped into two separate Trusts. Each Trust is made up of multiple SPDR Funds (which are sometimes called "series" of the Trust). SPDR Funds (i.e., series) that are part of the same Trust elect their Trustees on a joint basis.

     Part V of this booklet includes a list of SPDR Funds that specifies the Trust to which each SPDR Fund belongs and provides a variety of other details about the SPDR Funds.

     Currently, the same individuals serve as Trustees of both Trusts. There are important benefits in having the same members serve on the Board of Trustees of both Trusts. Service on both Boards gives the Trustees greater familiarity with operations that are common to all SPDR Funds. Such service also permits the Trustees to address common issues on a knowledgeable and consistent basis. It also avoids the substantial additional costs, administrative complexities, and redundancies that would result from having a different Board of Trustees for each Trust.

     While there are many areas of common interest among the SPDR Funds, the Trustees recognize that they are responsible for exercising their responsibilities at all times on a fund-by-fund basis.

HOW LONG WILL EACH TRUSTEE SERVE?

     If elected, each Trustee will serve until he or she resigns, retires, or is removed from the Board as provided in the applicable Trust's governing documents. A Trustee may be removed from the Board by a shareholder vote representing two-thirds of the total outstanding SPDR Fund shares of a Trust. If a nominee is unable to accept election, or subsequently leaves the Board before the next election, the Board of Trustees may, in its discretion, select another person to fill the vacant position, so long as two-thirds of the remaining Trustees were elected by shareholders.

WHAT ARE THE BOARD'S RESPONSIBILITIES?

     The primary responsibility of the Board of Trustees of each SPDR Fund is to oversee the management of the SPDR Fund for the benefit of shareholders.

     In exercising their oversight responsibilities, the SPDR Funds' Trustees focus on matters they determine to be vitally important to SPDR Fund shareholders. This includes not only the management and performance of the SPDR Funds, but also the operating plans and budgets, strategic plans, and composition and performance evaluations of the Adviser.

     The business acumen, experience, and objective thinking of the SPDR Funds' Independent Trustees are considered invaluable assets for SSgA FM management and, ultimately, the SPDR Funds' shareholders. Having management accountable to a group of independent, highly experienced, and qualified individuals who act solely on behalf of shareholders makes management more effective in the long run.

WHAT ARE THE BOARD'S COMMITTEES?

     The Board of Trustees of each SPDR Fund has two standing committees.

     - AUDIT COMMITTEE. The Board has an Audit Committee consisting of all Independent Trustees (i.e., Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust). Helen Peters, who resigned from the Board as of December 31, 2009, served as Chair. A new Chair will be selected by the Trustees then in office. The Audit Committee meets with the respective Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the respective Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the respective Trust's independent auditors. The Audit Committee met three (3) times during the fiscal years ended June 30, 2009 and September 30, 2009 for SPDR Series Trust and SPDR Index Shares Funds, respectively.

     - TRUSTEE COMMITTEE. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: (1) nominate Independent Trustees;

       (2) review on a periodic basis the governance structures and procedures of the SPDR Funds; and (3) review proposed resolutions and conflicts of interest that may arise in the business of the SPDR Funds and may have an impact on the investors of the SPDR Funds. The Trustee Committee met six
       (6) times during the fiscal year ended June 30, 2009 for SPDR Series Trust and seven (7) times during the fiscal year ended September 30, 2009 for SPDR Index Shares Funds.

HOW ARE THE TRUSTEES COMPENSATED?

     Each SPDR Fund pays its proportionate share of the Independent Trustees' compensation. The SPDR Funds' sole non-Independent Trustee nominee, Mr. Ross, received no compensation from the SPDR Funds for his past service. No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts, other than the Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The SPDR Funds compensate their Independent Trustees by paying, in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $10,000. The Trusts also reimburse each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between each Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

     The table below shows the compensation that Independent Trustees received during the SPDR Series Trust's fiscal year ended June 30, 2009.

                                           PENSION OR                    TOTAL
                                           RETIREMENT                COMPENSATION
                                            BENEFITS     ESTIMATED     FROM THE
                                             ACCRUED      ANNUAL       TRUST AND
                             AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
         NAME OF           COMPENSATION     OF TRUST       UPON         PAID TO
   INDEPENDENT TRUSTEE    FROM THE TRUST    EXPENSES    RETIREMENT    TRUSTEES(1)
------------------------  --------------   ----------   ----------   ------------
Frank Nesvet                  $92,431          N/A          N/A        $120,500
David M. Kelly                $73,400          N/A          N/A        $ 95,500
Helen F. Peters(2)            $80,456          N/A          N/A        $104,750


--------

   (1) The Fund Complex includes the SPDR Series Trust and the SPDR Index Shares Funds.

   (2) Ms. Peters resigned from the Board effective December 31, 2009.

     The table below shows the compensation that Independent Trustees received during the SPDR Index Shares Funds' fiscal year ended September 30, 2009.

                                           PENSION OR                    TOTAL
                                           RETIREMENT                COMPENSATION
                                            BENEFITS     ESTIMATED     FROM THE
                                             ACCRUED      ANNUAL       TRUST AND
                             AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
         NAME OF           COMPENSATION     OF TRUST       UPON         PAID TO
   INDEPENDENT TRUSTEE    FROM THE TRUST    EXPENSES    RETIREMENT    TRUSTEES(1)
------------------------  --------------   ----------   ----------   ------------
Frank Nesvet                  $25,514          N/A          N/A        $137,000
David M. Kelly                $21,755          N/A          N/A        $116,500
Helen F. Peters(2)            $20,702          N/A          N/A        $112,000


--------

   (1) The Fund Complex includes the SPDR Series Trust and the SPDR Index Shares Funds.

   (2) Ms. Peters resigned from the Board effective December 31, 2009.

     No Trustee or officer is entitled to any pension or retirement benefits from the Trusts.

DO TRUSTEES OWN FUND SHARES?

     Please see Part V of the proxy statement for information on the dollar range of SPDR Fund shares owned by each Trustee nominee.

WHO ARE THE FUNDS' OFFICERS?

     The executive and other officers of the Trust, along with their principal occupations over the past five years and their affiliations with the Adviser are listed below. Officers are considered "interested persons" of the SPDR Funds. Currently, the same individuals serve as officers of both Trusts. In addition to Mr. Ross, President, they are as follows:

OFFICERS

                                           TERM OF
                                         OFFICE AND             PRINCIPAL
NAME, ADDRESS AND    POSITION(S)          LENGTH OF           OCCUPATION(S)
  YEAR OF BIRTH       WITH FUNDS         TIME SERVED       DURING PAST 5 YEARS
-----------------  ---------------  --------------------  --------------------
Ellen M. Needham   Vice President         Unlimited       Principal, SSgA
SSgA Funds                                Elected:        Funds Management,
Management, Inc.                         March 2008       Inc. (1992-
State Street                                              present)*; Managing
Financial Center                                          Director, State
One Lincoln                                               Street Global
Street                                                    Advisors (1992-
Boston, MA 02111                                          present).*
1967
Michael P. Riley   Vice President         Unlimited       Vice President,
SSgA Funds                                Elected:        State Street Global
Management, Inc.                        February 2005     Advisors (2008-
State Street                                              present); Principal,
Financial Center                                          State Street Global
One Lincoln                                               Advisors (2005-
Street                                                    2008); Assistant
Boston, MA 02111                                          Vice President,
1969                                                      State Street Bank
                                                          and Trust Company
                                                          (2000-2004).

                                           TERM OF
                                         OFFICE AND             PRINCIPAL
NAME, ADDRESS AND    POSITION(S)          LENGTH OF           OCCUPATION(S)
  YEAR OF BIRTH       WITH FUNDS         TIME SERVED       DURING PAST 5 YEARS
-----------------  ---------------  --------------------  --------------------
Gary L. French     Treasurer              Unlimited       Senior Vice
State Street Bank                         Elected:        President, State
and Trust Company                         May 2005        Street Bank and
Two Avenue de                                             Trust Company (2002-
Lafayette                                                 present).
Boston, MA 02111
1951
Ryan M. Louvar     Secretary              Unlimited       Vice President and
State Street Bank                         Elected:        Senior Counsel,
and Trust Company                        August 2008      State Street Bank
Four Copley                                               and Trust Company
Place, CPH0326                                            (2005- present).*
Boston, MA 02116
1972
Mark E. Tuttle     Assistant              Unlimited       Vice President and
State Street Bank  Secretary              Elected:        Counsel, State
and Trust Company                        August 2007      Street Bank and
Four Copley                                               Trust Company (2007-
Place, CPH0326                                            present)*; Assistant
Boston, MA 02116                                          Counsel, BISYS
1970                                                      Group, Inc. (2005-
                                                          2007)*; (a financial
                                                          services company);
                                                          Sole Practitioner,
                                                          Mark E. Tuttle
                                                          Attorney at Law
                                                          (2004-2005).
Matthew Flaherty   Assistant              Unlimited       Assistant Vice
State Street Bank  Treasurer              Elected:        President, State
and Trust Company                         May 2005        Street Bank and
Two Avenue de                                             Trust (1994-
Lafayette                                                 present).*
Boston, MA 02111
1971
Chad C. Hallett    Assistant              Unlimited       Vice President,
State Street Bank  Treasurer              Elected:        State Street Bank
and Trust Company                         May 2006        and Trust Company
Two Avenue de                                             (2001-present).*
Lafayette
Boston, MA 02111
1969
Laura F. Healy     Assistant              Unlimited       Vice President,
State Street Bank  Treasurer              Elected:        State Street Bank
and Trust Company                       November 2007     and Trust Company
Two Avenue de                                             (2002-present).*
Lafayette
Boston, MA 02111
1964
Julie B. Piatelli  Chief                  Unlimited       Principal and Senior
SSgA Funds         Compliance             Elected:        Compliance Officer,
Management, Inc.   Officer               August 2007      SSgA Funds
State Street                                              Management, Inc.
Financial Center                                          (2004-present); Vice
One Lincoln                                               President, State
Street                                                    Street Global
Boston, MA 02111                                          Advisors (2004-
1967                                                      present).


--------

*    Served in various capacities during noted time period.

VOTING REQUIREMENTS FOR PROPOSAL 1.

     Approval of Proposal 1 with respect to election of a nominee as a Trustee of a Trust requires the favorable vote of a majority of shares of that Trust represented in person or by proxy and entitled to vote at the Meeting.

EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1.

    PROPOSAL 2 -- TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER, SSGA FUNDS MANAGEMENT, INC. ("SSGA FM" OR THE "ADVISER") AND NUVEEN
   ASSET MANAGEMENT ("NUVEEN" OR "SUB-ADVISER"), PURSUANT TO WHICH NUVEEN WILL
                              SERVE AS SUB-ADVISER.

     THIS PROPOSAL APPLIES TO SPDR BARCLAYS CAPITAL MUNICIPAL BOND ETF, SPDR BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF, SPDR BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF, SPDR BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF AND SPDR S&P VRDO MUNICIPAL BOND ETF.

     We are asking shareholders to approve an investment sub-advisory agreement between the Adviser and Nuveen, pursuant to which Nuveen will serve as sub-adviser to SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF, SPDR Barclays Capital Short Term Municipal Bond ETF, and SPDR S&P VRDO Municipal Bond ETF (the "Municipal SPDR Funds").

     At its meeting on November 17, 2009, the Board, including all the Independent Trustees, approved the Sub-Advisory Agreement between the Adviser and Nuveen, pursuant to which Nuveen will be responsible for managing the assets of the Municipal SPDR Funds on a day-to-day basis, subject to the oversight of the Adviser and the Board. Shareholders of the Municipal SPDR Funds are being asked to approve the Sub-Advisory Agreement.

     Currently, SSgA FM serves as the investment adviser to the Municipal SPDR Funds under an Investment Advisory Agreement by and between the Municipal SPDR Funds and SSgA FM ("Current Agreement") and continuously reviews, supervises and administers the Municipal SPDR Funds' investment program, subject to the oversight of the Board. The Adviser has recommended to the Board that Nuveen be engaged as a sub-adviser. In this regard, the Board was advised that Nuveen has extensive experience managing municipal bond portfolios.

     The Board of Trustees and the Adviser believe that Nuveen will bring significant municipal securities experience to bear in managing the Municipal SPDR Funds. Nuveen has extensive experience in managing municipal securities and, as of September 30, 2009, Nuveen managed more than $68.5 billion in portfolios of municipal securities for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts. In addition, Tim Ryan, one of the Municipal SPDR Funds' primary portfolio managers, will join Nuveen upon the shareholder approval of Nuveen's sub-advisory role, bringing his extensive experience in managing passive municipal bond strategies. Mr. Ryan's experience in managing the Municipal SPDR Funds, coupled with Nuveen's experience in the municipal securities markets, will create a strong management team for the Municipal SPDR Funds.

     If the Proposal is approved by shareholders, SSgA FM will continue to serve as the Municipal SPDR Funds' investment adviser. But, rather than managing the Municipal SPDR Funds' assets directly, as it has in the past, SSgA FM will be responsible for supervising the activities of Nuveen in managing the assets of the Municipal SPDR Funds, subject to the oversight of the Board.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENT

     A copy of the form of Sub-Advisory Agreement is included as Exhibit A to this proxy statement. The description of the Sub-Advisory Agreement in this proxy statement is qualified in its entirety by reference to Exhibit A.

     DUTIES UNDER THE SUB-ADVISORY AGREEMENT. Under the Sub-Advisory Agreement, Nuveen will:

          (i) provide supervision of each Municipal SPDR Fund's investments, furnish a continuous investment program for the Municipal SPDR Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Municipal SPDR Funds, and what portion of the assets will be invested or held uninvested as cash;

          (ii) maintain books and records with respect to the Municipal SPDR Funds securities transactions and keep the Board and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Municipal SPDR Funds, the Sub-Adviser and its key investment personnel and operations providing services with respect to the Municipal SPDR Funds; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the board, and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

          (iii) in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Municipal SPDR Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Municipal SPDR Funds for which market prices are not readily available, it being understood that the Sub-Adviser shall not be responsible for determining the value of any such security;

          (iv) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Municipal SPDR Funds and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Municipal SPDR Funds that may be reasonably necessary, under applicable laws, to allow the Municipal SPDR Funds or their agent to present information concerning the Sub-Adviser's prior performance in the Trust's Prospectus and SAI (as defined in the Sub-Advisory Agreement) and any permissible reports and materials prepared by the Municipal SPDR Funds or their agent;

          (v) cooperate with and provide reasonable assistance to the Adviser, administrator, custodian and foreign custodians, the transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information; and

          (vi) The Sub-Adviser shall initially determine and make such modifications to the identity and number of shares of the Deposit Securities and the Fund Securities required for a Fund Deposit or Redemption (as defined in the Sub-Advisory Agreement) for each Municipal SPDR Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust's Custodian with respect to such designation).

     DURATION AND TERMINATION. Unless terminated earlier, the Sub-Advisory Agreement will continue in effect for a period more than two years from the date of the Sub-Advisory Agreement only so long as such continuance is specifically approved at least annually (i) by the Trustees of the Trust, and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Municipal SPDR Funds, or by the Adviser, in each case, upon sixty (60) days' written notice to Nuveen. In addition, the Adviser may terminate the Sub-Advisory Agreement upon breach by Nuveen of any representation or warranty provided for in the Sub-Advisory Agreement, which shall not have been cured within thirty
(30) days of Nuveen's receipt of written notice of such breach, or by the Adviser immediately upon written notice to Nuveen if Nuveen becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement.

     LIABILITY AND INDEMNIFICATION. Except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Municipal SPDR Funds as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Municipal SPDR Fund, except that nothing in the Sub-Advisory Agreement shall limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Municipal SPDR Funds, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Municipal SPDR Funds may become subject under relevant law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations under the Sub-Advisory Agreement or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Municipal SPDR Funds or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein.

     COMPENSATION. Under the Sub-Advisory Agreement, the Adviser will pay Nuveen a fee, calculated and paid monthly, based on a percentage of 45% of the advisory fee paid to the Adviser by the Municipal SPDR Funds, after deducting payments to fund service providers paid by the Adviser under the unitary fee structure. The Municipal SPDR Funds will have no responsibility for any fee payable to Nuveen.

DESCRIPTION OF NUVEEN

     Nuveen is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"), is organized under the laws of the State of Delaware and an investment adviser registered with the SEC. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the "MDP Acquisition"). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen has adopted policies and procedures that address arrangements involving Nuveen and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future. However, Nuveen Investments' ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

     As of September 30, 2009, Nuveen manages more than $68.5 billion in portfolios of municipal securities for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts.

     Nuveen does not currently provide investment advisory services to any funds which have investment objectives and strategies comparable to those of the Municipal SPDR Funds.

     PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NUVEEN. Listed below are the names and principal occupations of each of the principal executive officers and directors of Nuveen. Neither the directors nor officers are Trustees or officers of the Municipal SPDR Funds. The address for each person listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

                              POSITIONS/OFFICES              PRINCIPAL
          NAME                HELD WITH NUVEEN          OCCUPATION/POSITION
------------------------  ------------------------   ------------------------
John P. Amboian           Chief Executive Officer    Chief Executive Officer
                          and Director               (since July 2007) and
                                                     Director (since 1999) of
                                                     Nuveen Investments,
                                                     Inc.; Chief Executive
                                                     Officer (since 2007) of
                                                     Nuveen Investments
                                                     Advisors, Inc.;
                                                     formerly, President
                                                     (1999-2004) of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.
Glenn R. Richter          Executive Vice President   Executive Vice President
                          and Director               and Chief Administrative
                                                     Officer of Nuveen
                                                     Investments, Inc.;
                                                     Executive Vice President
                                                     of Nuveen Investments,
                                                     LLC, Nuveen Investments
                                                     Advisers, Inc., Nuveen
                                                     Investments Holdings,
                                                     Inc., and NWQ Holdings,
                                                     LLC.

                              POSITIONS/OFFICES              PRINCIPAL
          NAME                HELD WITH NUVEEN          OCCUPATION/POSITION
------------------------  ------------------------   ------------------------
John L. MacCarthy         Executive Vice             Executive Vice President
                          President, Secretary,      (since 2008), formerly,
                          General Counsel and        Senior Vice President
                          Director                   (2006-2008), Secretary
                                                     and General Counsel
                                                     (since 2006) of Nuveen
                                                     Investments, Inc.,
                                                     Nuveen Investments, LLC
                                                     and Nuveen Investments
                                                     Holdings, Inc.;
                                                     Executive Vice President
                                                     (since 2008), formerly,
                                                     Senior Vice President
                                                     (2006-2008) and
                                                     Secretary (since 2006)
                                                     of Nuveen Investments
                                                     Advisers Inc., NWQ
                                                     Holdings, LLC, Nuveen
                                                     Investments
                                                     Institutional Services
                                                     Group LLC, NWQ
                                                     Investment Management
                                                     Company, LLC, Tradewinds
                                                     Global Investors, LLC,
                                                     Symphony Asset
                                                     Management, LLC, Santa
                                                     Barbara Asset
                                                     Management, LLC, Nuveen
                                                     HydePark Group, LLC and
                                                     Nuveen Investment
                                                     Solutions, Inc.
William T. Huffman        Chief Operating Officer,   Chairman, President and
                          Municipal Fixed Income     Chief Executive Officer
                                                     (2002-2007) of Northern
                                                     Trust Global Advisors,
                                                     Inc. and Chief Executive
                                                     Officer (2007) of
                                                     Northern Trust Global
                                                     Investments Limited;
                                                     Certified Public
                                                     Accountant.


TRUSTEES' CONSIDERATIONS

     The 1940 Act requires that a fund's sub-advisory agreement must be specifically approved by the vote of a majority of the independent trustees of the trust, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund's trustees must request and evaluate, and the sub-adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the sub-advisory agreement. In determining whether to approve a sub-advisory agreement, the board is required to act solely in the best interests of the fund and the fund's shareholders in evaluating the terms of the sub-advisory agreement. The board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining.

     The Board of the Municipal SPDR Funds considered approval of the Sub-Advisory Agreement after review of materials provided to them at their request by Nuveen and the Adviser. In deciding whether to approve the Sub-Advisory Agreement, the Board considered various factors, including (i) the nature, extent and quality of services expected to be provided by the Sub-Adviser with respect to the Municipal SPDR Funds under the Sub-Advisory Agreement; and (ii) investment performance of municipal bond funds managed by Nuveen. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to the Sub-Adviser under the Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Municipal SPDR Funds.

     The Board considered the background and experience of Nuveen's senior management and in particular Nuveen's experience in investing in municipal securities. The Board noted that Nuveen would bring significant municipal securities experience to bear in managing the Municipal SPDR Funds. The Board noted that Nuveen has extensive experience in managing municipal securities and, as of September 30, 2009, Nuveen managed more than $68.5 billion in portfolios of municipal securities for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts. In addition, the Board considered that Tim Ryan, one of the Municipal SPDR Funds' primary portfolio managers, will join Nuveen upon the shareholder approval of Nuveen's sub-advisory role, bringing his extensive experience in managing passive municipal bond strategies. The Board concluded that Mr. Ryan's experience in managing the Municipal SPDR Funds, coupled with Nuveen's experience in the municipal securities markets, would create a strong management team for the Municipal SPDR Funds. In addition, the Board received a report from the Municipal SPDR Funds' chief compliance officer regarding diligence undertaken with respect to Nuveen's compliance program and related matters.

     The Board, including the Independent Trustees voting separately, approved the Sub-Advisory Agreement after weighing the foregoing factors, none of which was dispositive in itself. The Board's conclusions with respect to the Sub-Advisory Agreement were as follows: (a) the nature and extent of the services expected to be provided by the Nuveen to each Municipal SPDR Fund were adequate and appropriate; and (b) Nuveen's experience in managing municipal bond funds is extensive.

VOTING REQUIREMENTS FOR PROPOSAL 2.

     Approval of Proposal 2 with respect to a Municipal SPDR Fund requires the favorable vote of a majority of outstanding voting shares of the applicable Municipal SPDR Fund as defined by the 1940 Act. If the Proposal is not approved by shareholders, SSgA FM will continue to manage the assets of the Municipal SPDR Funds directly pursuant to the Current Agreement and the Board, in consultation with SSgA FM, will determine the appropriate course of action to take, which may include submitting an alternative proposal to shareholders at a future shareholders' meeting.

EACH MUNICIPAL SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                PROPOSAL 3 -- TO APPROVE A "MANAGER OF MANAGERS"
                          STRUCTURE FOR ALL SPDR FUNDS.

THIS PROPOSAL APPLIES TO ALL SPDR FUNDS.

     We are asking shareholders of the SPDR Funds to approve a "manager of managers" structure for all SPDR Funds.

SEC EXEMPTIVE ORDER AND SHAREHOLDER APPROVAL.

     Proposal 3 seeks shareholder approval to implement a "manager of managers" structure for each SPDR Fund. A "manager of managers" structure would permit the Board of Trustees of the SPDR Funds to appoint or replace sub-advisers WITHOUT obtaining shareholder approval. Normally, shareholders of a fund must approve investment advisory agreements (including investment sub-advisory agreements) for the fund.

     If shareholders approve the "manager of managers" structure, which would cover all SPDR Funds in addition to the SPDR Funds indicated above, the SPDR Funds intend to seek the necessary exemptive relief from the U.S. Securities and Exchange Commission ("SEC") pursuant to Section 15(a) of the 1940 Act which provides, in relevant part, that it is unlawful for any person to act as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the vote of a majority of the company's outstanding voting securities. The exemptive relief would exempt the SPDR Funds from the requirement to have sub-advisory contracts approved by shareholder vote. However, before a SPDR Fund can rely on this exemption and implement the "manager of managers" structure, the SPDR Fund's shareholders must approve the "manager of managers" structure.

DESCRIPTION OF THE PROPOSED "MANAGER OF MANAGERS" STRUCTURE.

     Under the proposed "manager of managers" structure, each SPDR Fund will be operated in a manner that is different from many other funds. Most funds operate under a structure in which a single entity, the fund's adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund's adviser and the adviser, in turn, compensates the adviser's portfolio managers who make specific securities selections for the fund. In contrast, under the "manager of managers" structure, a SPDR Fund will pay SSgA FM an advisory fee and SSgA FM, in turn, will hire sub-advisers to provide day-to-day investment advisory services to the SPDR Fund. Under this structure, shareholders will have the benefit of SSgA FM's expertise in selecting and monitoring investment sub-advisers.

     SSgA FM will continuously monitor the performance of the sub-advisers and may from time to time recommend that the Board of Trustees replace one or more sub-advisers or appoint additional sub-advisers, depending on SSgA FM's assessment of what combination of sub-advisers it believes would optimize a SPDR Fund's chances of achieving its investment objective. Should shareholders approve this proposal, the Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

     Any proposal to add or replace sub-advisers would be reviewed as follows. First, SSgA FM would assess a SPDR Fund's needs and, if it believed additional or replacement sub-advisers could benefit the SPDR Fund, would systematically search the relevant universe of available investment sub-advisers. Second, any recommendations made by SSgA FM would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not parties to the investment sub-advisory agreement or "interested persons," as defined under the 1940 Act, of any party to the investment sub-advisory agreement. Finally, any selections of additional or replacement sub-advisers would have to comply with conditions contained in any exemptive order issued by the SEC.

     The proposed "manager of managers" structure is intended to afford the SPDR Funds increased management flexibility. With the "manager of managers" structure, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved and a SPDR Fund will not incur the considerable expense of holding shareholder meetings to approve new sub-advisers.

TRUSTEES' CONSIDERATIONS.

     In unanimously approving the "manager of managers" structure for the SPDR Funds and in recommending that shareholders also approve this structure, the Trustees considered the flexibility the SPDR Funds will have under a "manager of managers" structure to implement sub-adviser changes when the Board determines that such changes are advisable without incurring the considerable costs and delays of obtaining shareholder approval. Particularly now, at a time when the Board is recommending the approval of a new sub-adviser for several SPDR Funds, the Board of Trustees believes the "manager of managers structure" to be efficient and effective in managing the SPDR Funds that make use of a sub-adviser.

VOTING REQUIREMENTS FOR PROPOSAL 3.

     Approval of Proposal 3 with respect to a SPDR Fund requires the favorable vote of a majority of outstanding voting shares of that SPDR Fund as defined by the 1940 Act.

EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

    PROPOSAL 4 -- TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN FUNDAMENTAL POLICIES AND RESTRICTIONS FOR ALL FUNDS AND TO UPDATE AND STANDARDIZE THE SPDR
                           FUNDS' INVESTMENT POLICIES

THIS PROPOSAL APPLIES TO ALL SPDR FUNDS.

     We are asking shareholders of the SPDR Funds to approve eliminating or reclassifying certain fundamental policies and restrictions for all SPDR Funds, and to update and standardize the SPDR Funds investment policies. Fundamental policies are policies that can be changed only by obtaining shareholder approval, which typically requires a lengthy and costly proxy solicitation. Every SPDR Fund currently has a set of fundamental policies, but some of the policies differ from fund to fund, in part because the SPDR Funds have been launched at different times and the policies have been refined over time, frequently in response to changes in federal or state regulatory oversight or changes in investment markets. We propose to adopt a uniform set of updated fundamental policies for all SPDR Funds that conform to the standards Congress and the SEC have established for funds as well as emerging best practices in the mutual fund industry. A table comparing the current fundamental policies to the proposed fundamental policies is included as Exhibit B to this proxy statement.

     The revised fundamental policies are intended to be comprehensive but simple. This simplicity provides many advantages, as discussed more fully below. Standardizing the policies across all SPDR Funds will make oversight and compliance more efficient. Updating and simplifying the policies will make the SPDR Funds more responsive to changing regulatory and market environments.

WHY CHANGE THE CURRENT POLICIES?

     Adopting uniform fundamental policies for all SPDR Funds will simplify the task of monitoring the SPDR Funds' compliance with the policies. If approved, the proposal will bring all of the SPDR Funds' fundamental policies into consistent alignment with the primary federal law that governs funds, the 1940 Act. As part of this process, the SPDR Funds propose to eliminate a number of existing fundamental policies that reflect regulatory or business conditions, practices, or requirements that are no longer applicable. The revised policies will be consistent with the bounds of prudence and safety established by law and are intended to enhance SSgA FM's and any sub-adviser's ability to manage the SPDR Funds' assets efficiently and effectively in changing regulatory and market environments. This flexibility is intended to enable the SPDR Funds to respond quickly to changing business conditions and to react to regulatory changes such as amendments to the 1940 Act or new rules, interpretations, and exemptions implemented by the SEC and other agencies.

     Accordingly, the revised fundamental policies refer to the 1940 Act, the rules thereunder and interpretations by the SEC or members of its staff, as well as interpretations or actions of other regulatory agencies having jurisdiction over the SPDR Funds. The revised policies will allow the SPDR Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

HOW WILL THE UNIFORM POLICIES DIFFER FROM THE EXISTING POLICIES?

     The changes fall into two broad categories. First, uniform fundamental policies required by law will be adopted, standardizing the policies across all of the SPDR

Funds. Second, existing fundamental policies that are outdated and not required by law will be eliminated.

     The revised fundamental policies give the SPDR Funds an increased ability to engage in certain investment practices, as described in more detail below. If a particular SPDR Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that SPDR Fund. Certain of the increased risks to the SPDR Funds are described below. The actual investment practices of the SPDR Funds currently are not expected to change as a result of the revised policies and each SPDR Fund will continue to be managed in accordance with its Prospectus and Statement of Additional Information ("SAI") (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the SPDR Funds' Board, Adviser or sub-adviser(s). A SPDR Fund's investment practices, however, could change in the future and for various reasons, but any material change in investment practices would first have to be approved by the Board.

WHAT ARE THE STANDARDIZED FUNDAMENTAL POLICIES THE SPDR FUNDS PROPOSE TO ADOPT?

     The 1940 Act requires that every fund adopt policies with respect to certain activities, and effectively provides that such policies may not be changed except by a majority vote of shareholders. The activities are:

     - Purchasing and selling real estate;

     - Issuing senior securities and borrowing money;

     - Making loans;

     - Purchasing and selling commodities;

     - Concentrating investments in a particular industry or group of industries; and

     - Underwriting activities.

     Every SPDR Fund currently has a fundamental policy addressing each of the activities for which it is required to have such a policy. However, different SPDR Funds frequently have different policies for the same activity. In addition, many of the SPDR Funds have adopted fundamental policies covering activities for which a fundamental policy is not required, unnecessarily restricting the SPDR Funds' ability to respond to changing circumstances. This proposal, if adopted by shareholders, affords the SPDR Funds an opportunity to adopt an updated and standardized set of policies for all SPDR Funds.

SUBPROPOSAL 4A: TO AMEND THE FUNDAMENTAL POLICY ON PURCHASING AND SELLING REAL ESTATE.

     We are proposing to adopt a revised policy on investing in real estate that would read as follows:

     REAL ESTATE. THE FUND MAY NOT INVEST DIRECTLY IN REAL ESTATE UNLESS THE REAL ESTATE IS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS. THIS RESTRICTION SHALL NOT PRECLUDE THE FUND FROM INVESTING IN COMPANIES THAT DEAL IN REAL ESTATE OR IN INSTRUMENTS THAT ARE BACKED OR SECURED BY REAL ESTATE.

     With two exceptions, the proposed fundamental policy on real estate is essentially the same as the existing policy for all of the SPDR Funds. The first exception is that, rather than unconditionally prohibiting the SPDR Funds from investing directly in real estate, the proposed policy permits them to own real estate "acquired as a result of ownership of securities or other instruments." This exception is intended to cover a situation in which a SPDR Fund acquires real estate unintentionally. Although extremely unlikely, this could happen if, for example, a SPDR Fund owns shares of a company, such as a real estate investment trust (REIT), that liquidates, and the SPDR Fund is forced to take real estate as part of the liquidation. To the extent this should occur, there is a risk that such real estate could be difficult to value or sell, which could increase a SPDR Fund's tracking error. In addition, owners of real estate may
be subject to various liabilities, including environmental liabilities.   The
second exception is that, with respect to SPDR Series Trust, the current policy also restricts investments in oil, gas or mineral interests or leases. This restriction will be eliminated since this portion of the fundamental policy goes beyond the fundamental policy regarding real estate as required by law.

     The second sentence of the proposed policy permits investment in real estate-related securities (as opposed to real estate itself). The current real estate policy of every SPDR Fund already permits investment in one or both types of real estate-related securities.

     The SPDR Funds do not intend to change their approach to investing in response to the proposed modification of the real estate policy.

EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" SUBPROPOSAL
4A.

SUBPROPOSAL 4B: TO AMEND THE FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES AND BORROWING MONEY.

     We are proposing to adopt a revised policy on issuing senior securities that would read as follows:

     SENIOR SECURITIES AND BORROWING MONEY. THE FUND MAY NOT ISSUE SENIOR SECURITIES OR BORROW MONEY EXCEPT AS PERMITTED BY THE 1940 ACT OR OTHER GOVERNING STATUTE, BY THE RULES THEREUNDER, OR BY THE SEC OR OTHER REGULATORY AGENCY WITH AUTHORITY OVER THE FUND.

     Somewhat simplified, a "senior security" is any security that gives its holder a priority claim on a fund's assets or on dividends paid by a fund. A number of different investment instruments and strategies--forward and futures contracts, repurchase agreements, short selling, options writing, and certain derivatives--may involve the issuance of a senior security. The 1940 Act generally prohibits funds from issuing senior securities, but the SEC takes the position that instruments and strategies that otherwise might be considered to involve senior securities will not be considered to do so if the fund uses certain protective techniques. These techniques include holding an offsetting position or segregating liquid assets in an amount sufficient to meet the fund's obligations under the instrument or strategy.

     In addition, the 1940 Act imposes certain limitations on the borrowing activities of funds. These limitations protect shareholders in two ways. First, when a fund borrows money, its assets potentially become subject to the claims of the lender. In some cases, those claims could have priority over the claims of shareholders if all of the fund's assets are liquidated or redeemed. Limits on borrowing reduce the potential for priority claims. Second, borrowed money can be used to leverage the fund's portfolio, amplifying its gains and losses. Limits on borrowing constrain leverage.

     Under the 1940 Act, a fund can borrow up to one-third of the value of its net assets (including the amount borrowed) from banks and may borrow an additional amount up to 5% of its total assets for temporary purposes from an unaffiliated lender. The SEC also permits a fund to engage in activities that the SEC staff considers to be economically equivalent to borrowing, such as entering into a reverse repurchase agreement or a futures contract, so long as the fund segregates assets sufficient to cover its obligations under the instruments.

     Current policies typically allow a SPDR Fund to borrow money only for temporary or emergency purposes, and then in an amount not to exceed 10% of the SPDR Fund's net assets. Additionally, SPDR Funds are prohibited from making additional investments whenever outstanding borrowings exceed 5% of net assets. The current limitations on borrowing are more restrictive than those imposed by law. Funds typically borrow money so that they can cover short-term cash needs without having to sell portfolio securities at a time when a sale would be disadvantageous for investment reasons. Typically, such borrowings would be used to cover large and unexpected redemption orders. While the SPDR Funds do not intend to change their borrowing activities in response to the modification of the policy, if this proposal is approved, the SPDR Funds will be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so, although within the bounds of the 1940 Act as described above. An increased level of borrowing may cause the value of a SPDR Fund's shares to be more volatile than if the SPDR Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of such SPDR Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses.

There also are costs associated with borrowing money, and these costs would offset and could eliminate a SPDR Fund's net investment income in any given period.

     The proposed fundamental policy on issuing senior securities is very similar to the current version of the policy, with two very minor exceptions. First, the current fundamental policy states that a SPDR Fund may issue senior securities as permitted for emergency purposes in an amount up to 10% of the value of the SPDR Fund's total assets, valued at market, less liabilities valued at the time the borrowing is made. The proposed fundamental policy clarifies that the SPDR Funds may issue senior securities or borrow money within the bounds of the law. The current fundamental policies do not reference either the 1940 Act or any other legal authority. The proposed fundamental policy clarifies that the SPDR Funds may not issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute. The policy as proposed adds language clarifying this point. The proposed policy, if adopted, will not affect the SPDR Funds' existing abilities to engage in the investment strategies or invest in instruments described above (i.e., forward and futures contracts). Similarly, the proposed policy, if adopted, will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

     As a practical matter, the proposed policy will not change how SPDR Funds invest because the exception is unnecessary when the SPDR Funds use the protective techniques described above. The SPDR Funds do not intend to change their approach to issuing senior securities in response to the proposed modification of the policy.

EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" SUBPROPOSAL
4B.

SUBPROPOSAL 4C: TO AMEND THE FUNDAMENTAL POLICY ON MAKING LOANS.

     We are proposing to adopt a revised policy on making loans that would read as follows:

     LOANS. THE FUND MAY NOT MAKE LOANS TO ANOTHER PERSON EXCEPT AS PERMITTED BY THE 1940 ACT OR OTHER GOVERNING STATUTE, BY THE RULES THEREUNDER, OR BY THE SEC OR OTHER REGULATORY AGENCY WITH AUTHORITY OVER THE FUND.

     The 1940 Act does not prohibit a fund from making loans, although the 1940 Act prohibits a fund from lending money or other property to affiliated persons, which would include any SPDR officer or employee. Under the current version of the SPDR Funds' fundamental policy on loans, the SPDR Funds are not permitted to lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the SPDR Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets.

     Generally, a SPDR Fund can lend money or other property primarily in four ways: (1) by purchasing bonds and other fixed income instruments, (2) by entering into a repurchase agreement (which is economically equivalent to a short-term loan), (3) by lending portfolio securities and (4) through an interfund lending program permitted under an SEC order. All four practices are common for funds. While the SPDR Funds could engage in these practices under both the current fundamental policy and the revised fundamental policy, the revised fundamental policy is designed to permit the SPDR Funds to alter their lending policies in connection with changes to the applicable regulations. The SPDR Funds do not intend to change their lending activities in response to the proposed modification of the policy.

EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" SUBPROPOSAL
4C.

SUBPROPOSAL 4D: TO AMEND THE FUNDAMENTAL POLICY ON PURCHASING AND SELLING COMMODITIES.

     We are proposing to adopt a revised policy on investing in commodities that would read as follows:

     COMMODITIES. THE FUND MAY NOT INVEST IN COMMODITIES EXCEPT AS PERMITTED BY THE 1940 ACT OR OTHER GOVERNING STATUTE, BY THE RULES THEREUNDER, OR BY THE SEC OR OTHER REGULATORY AGENCY WITH AUTHORITY OVER THE FUND.

     The term "commodity" typically describes physical products -- agricultural crops such as wheat, corn, and soybeans; base metals such as copper and aluminum; precious metals such as gold and silver; and energy sources such as oil and natural gas. In the investment world, however, a commodity can also be an intangible financial product, the most common being a futures contract. The only commodities in which the SPDR Funds typically might invest are financial ones, such as stock and bond futures contracts, stock and bond index futures contracts, foreign currencies, foreign currency forward contracts, and options on any of these.

     The SPDR Funds' existing commodities policies are more restrictive than required by federal law and limit the SPDR Funds. The SPDR Funds currently are confined to specifically identified categories of financial instruments, such as futures contracts, indexes and options on such futures contracts. The identified categories do not cover all the types of instruments that could be considered commodities and do not cover instruments that may be available for investment in the future and that could assist a SPDR Fund in meeting its objective. This limitation originally derived from a Commodity Futures Trading Commission rule that is no longer in effect. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities, such as precious metals, oil or grains and related futures contracts, or financial commodities and contracts related to financial commodities, such as currencies and, possibly, currency futures. A fund, however, is limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. In addition, certain provisions of the Internal Revenue Code practically limit a fund from taking significant positions in commodities or commodity-related investments. Accordingly, even though the SPDR Funds will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments, the SPDR Funds will still be subject to the limitations on the acquisition of illiquid securities and the provisions of the Internal Revenue Code.

     The SPDR Funds do not intend to change their approach to investing in commodities in response to the proposed modification of the policy.

EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" SUBPROPOSAL
4D.

SUBPROPOSAL 4E: TO AMEND THE FUNDAMENTAL POLICY ON CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES.

     We are proposing to adopt revised policies on industry concentration that would read as follows:

     CONCENTRATION: THE FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN SECURITIES OF ISSUERS IN THE SAME INDUSTRY, EXCEPT AS MAY BE NECESSARY TO APPROXIMATE THE COMPOSITION OF THE FUND'S TARGET INDEX.

     The 1940 Act requires every fund to have a fundamental investment policy regarding industry concentration, but does not define what it means to "concentrate" or what constitutes an "industry." The SEC staff has issued helpful guidance in this area:

     - The SEC staff takes the position that a fund concentrates its investments if it invests 25% or more of its assets in any particular industry. (For this purpose, investments do not include certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities.)

     - A fund may select its own industry classifications so long as they are reasonable and the companies within a designated industry have similar primary economic characteristics.

     - A fund generally cannot adopt a policy that allows it to concentrate or not concentrate based on what the Adviser believes is in the best interests of shareholders. However, a fund can have a policy that allows it to shift from unconcentrated to concentrated, or the reverse, if (1) the policy clearly indicates the specific conditions under which the fund will do so, or (2) the fund is a money market fund and reserves the ability to concentrate investments in U.S. government securities and certain instruments issued by domestic banks.

     The new policy is for index funds that don't generally concentrate, but contains an exception that permits a SPDR Fund to concentrate as needed to track its target index. The revision would ensure that all SPDR Funds are able to invest in accordance with their stated investment objectives and strategies.

     The SPDR Funds do not intend to change how they invest in response to the proposed modification of the concentration policy.

EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" SUBPROPOSAL
4E.

SUBPROPOSAL 4F: TO AMEND THE FUNDAMENTAL POLICY ON UNDERWRITING OF SECURITIES.

     We are proposing to adopt revised policies on underwriting of securities that would read as set forth below.

     UNDERWRITING: THE FUND MAY NOT ACT AS AN UNDERWRITER OF ANOTHER ISSUER'S SECURITIES, EXCEPT TO THE EXTENT THAT THE FUND MAY BE DEEMED TO BE AN UNDERWRITER WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 IN CONNECTION WITH THE FUND'S PURCHASE AND SALE OF PORTFOLIO SECURITIES.

     Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding underwriting of securities. The SEC staff generally takes the position that funds should not engage in the business of underwriting securities.

     It is proposed that the Funds adopt a more flexible fundamental policy. While the Funds' current fundamental policy has not affected the Funds' investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. This would permit the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting. Accordingly, should shareholders approve this proposal, the fundamental policy set forth above will take effect.

     The SPDR Funds do not intend to change how they invest in response to the proposed modification of the underwriting policy.

EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" SUBPROPOSAL
4F.

SUBPROPOSAL 4G: TO ELIMINATE OUTDATED FUNDAMENTAL POLICIES NOT REQUIRED BY LAW.

WHAT FUNDAMENTAL POLICIES ARE THE FUNDS PROPOSING TO ELIMINATE?

     The uniform policies we are proposing to adopt include only those policies that the 1940 Act requires. This will result in the elimination of existing fundamental policies not required by law. As a practical matter, the elimination of these policies is not expected to change how the SPDR Funds operate or invest, nor is it expected to change the risk profile of any of the SPDR Funds. Many of the policies relate to instruments or strategies that the SPDR Funds do not use today and do not expect to use in the future.

     We propose to eliminate policies that deal with:

     - Pledging, mortgaging, or hypothecating fund assets;

     - Purchasing securities on margin;

     - Selling securities short; and

     - Changing of investment objective without shareholder approval (only applicable to Equity ETFs, as defined below).

     Even after the unnecessary policies are eliminated, the SPDR Funds will still be limited in regard to many of the activities covered by the policies. For example, federal law limits the degree to which a fund may sell securities short, purchase securities on margin, and pledge fund assets. In addition, the SDPR Funds will continue to be subject to a number of non-fundamental investment and/or operating policies, as contained in their Prospectus and/or SAI.

     Certain of the SPDR Funds, including the SPDR Dow Jones Total Market ETF, SPDR Dow Jones Large Cap ETF, SPDR Dow Jones Large Cap Growth ETF, SPDR Dow Jones Large Cap Value ETF, SPDR Dow Jones Mid Cap ETF, SPDR Dow Jones Mid Cap Growth ETF, SPDR Dow Jones Mid Cap Value ETF, SPDR Dow Jones Small Cap ETF, SPDR Dow Jones Small Cap Growth ETF, SPDR Dow Jones Small Cap Value ETF, SPDR DJ Global Titans ETF, SPDR Dow Jones REIT ETF, SPDR KBW Bank ETF, SPDR KBW Capital Markets ETF, SPDR KBW Insurance ETF, SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR KBW Regional Banking ETF, SPDR KBW Mortgage Finance ETF, SPDR DJ STOXX 50 ETF, SPDR DJ EURO STOXX 50 ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World Ex-US ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR MSCI ACWI Ex-US ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF (the "Equity ETFs") currently have a fundamental restriction which says that the "Fund may not change its investment objective." SSgA FM is proposing to eliminate the fundamental restriction that says the SPDR Funds cannot change their investment objective without shareholder approval. Currently, many of the Equity ETFs have an investment objective to track a specific index. Eliminating this fundamental restriction would allow such Equity ETFs to change their investment objective to state that they will track an index that follows a certain desired objective. The elimination of this fundamental policy provides these Equity ETFs more flexibility in changing their index if the portfolio managers and the Board of Trustees believe it's in the shareholders best interest or in response to a situation where the index is discontinued. Further, certain of the other SPDR Funds do not have this restriction, so eliminating this restriction would stream-line and make consistent the fundamental restrictions amongst all the SPDR Funds.

     Further, investors will always know how their SPDR Funds invest because the SPDR Funds must disclose this information in their Prospectus and SAI. In addition, the conditions of the exemptive relief on which the SPDR Funds rely to operate as exchange traded funds require the SPDR Funds to provide their portfolio holdings on a daily basis. These portfolio holdings are available online at www.spdrs.com. The Prospectus and SAI for every SPDR Fund is available without cost online at www.spdrs.com or by calling 1-866-787-2257.

WHY ELIMINATE THESE POLICIES?

     As noted above, the 1940 Act requires a fund to adopt fundamental policies with respect to specific types of activities; however, some of the fundamental policies are more restrictive than required under the 1940 Act. Some of these policies were considered best practices at the time the SPDR Funds were originally launched, but as the industry has evolved, the trend has been to conform investment company fundamental policies to the actual requirements of the applicable laws. By eliminating unnecessary fundamental policies, the SPDR Funds will be able to avoid the costs and delays associated with a shareholder meeting if, in the future, the Board decides that SPDR Fund shareholders would benefit from a change in tactics or strategies now governed by those policies or in order to take advantage of new financial products that would be permitted under the 1940 Act, but restricted by these policies. Eliminating unnecessary fundamental policies also will allow the SPDR Funds to respond more quickly to regulatory and market changes. Finally, eliminating unnecessary fundamental policies, which vary greatly from fund to fund, is an important step in creating uniform fundamental policies for all SPDR Funds and realizing the administrative efficiencies that are expected to result from that uniformity.

     EACH SPDR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" SUBPROPOSAL 4G.

VOTING REQUIREMENTS FOR EACH SUBPROPOSAL 4A-G.

     Approval of Subproposals 4A-G, with respect to a SPDR Fund, requires the favorable vote of a majority of outstanding voting shares of that SPDR Fund as defined by the 1940 Act. If a Subproposal is not approved by shareholders of a particular SPDR Fund, that SPDR Fund will remain subject to the current fundamental policy or policies covered in the Subproposal.

        PART III: INFORMATION ON THE SPDR FUNDS' INDEPENDENT ACCOUNTANTS

INFORMATION ON THE SPDR INDEX SHARES FUNDS' INDEPENDENT ACCOUNTANTS

     SELECTION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS. The Independent Trustees of SPDR Index Shares Funds have selected
PricewaterhouseCoopers LLP ("PwC") as independent accountants to audit and certify the SPDR Index Shares Funds' financial statements. Representatives of PwC are not expected to be present at the Meeting.

     In addition to serving as independent accountants, PwC has provided limited non-audit services (primarily tax services) to SPDR Index Shares Funds. The Independent Trustees carefully considered these non-audit services when evaluating PwC's independence for purposes of its selection as the SPDR Index Shares Funds' independent accountants. In a letter to the SPDR Index Shares Funds audit committee dated July 30, 2009, PwC confirmed its status as independent accountants with respect to SPDR Index Shares Funds within the meaning of the federal securities laws.

     PWC AUDIT REPORTS. PwC's audit report for each SPDR Fund that is a series of SPDR Index Shares Funds for the last two most recently ended fiscal years did not contain any adverse opinions or disclaimers of opinion, nor did PwC qualify or modify such reports as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the SPDR Index Shares Funds and PwC in three key areas--(1) accounting principles and practices, (2) financial statement disclosures, and (3) audit scope and procedures--that, if not resolved to PwC's satisfaction, would have caused the accountants to reference the matter in their audit reports.

     FUND-RELATED AUDIT FEES PAID TO PWC. The SPDR Index Shares Funds paid PwC the approximate amount shown in the table below as audit fees for the Trust's last two most recently ended fiscal years.

                                            AUDIT FEES
                                       -------------------
TRUST                                    2009       2008
-----                                  --------   --------
SPDR Index Shares Funds..............  $506,100   $459,900


     ALL OTHER FEES PAID TO PWC. For the fiscal years ended September 30, 2009, and September 30, 2008, PwC was paid approximately $240,000 and $240,000, respectively, for all non-audit services rendered to the SPDR Index Shares Funds, primarily related to review of federal, state and local income, franchise and other tax returns. For those same two years, PwC was paid approximately $7.7 million and $7.6 million, respectively, for non-audit services provided to certain entities in the SPDR Funds' investment company complex. These amounts primarily related to service auditor's examinations in accordance with the American Institute of Certified Public Accountants Statement on Audit Standards No. 70 (SAS 70).

INFORMATION ON THE SPDR SERIES TRUST'S INDEPENDENT ACCOUNTANTS

     SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS. The Independent Trustees of SPDR Series Trust have selected Ernst & Young LLP ("E&Y") as independent accountants to audit and certify the SPDR Series Trust's financial statements. Representatives of E&Y are not expected to be present at the Meeting.

     In addition to serving as independent accountants, E&Y has provided limited non-audit services (primarily tax services) to SPDR Series Trust. The Independent Trustees carefully considered these non-audit services when evaluating E&Y's independence for purposes of its selection as the SPDR Series Trust's independent accountants. In a letter to the SPDR Series Trust audit committee dated May 18, 2009, E&Y confirmed its status as independent accountants with respect to SPDR Series Trust within the meaning of the federal securities laws.

     E&Y AUDIT REPORTS. E&Y's audit report for each SPDR Fund that is a series of SPDR Series Trust for the last two most recently ended fiscal years did not contain any adverse opinions or disclaimers of opinion, nor did E&Y qualify or modify such reports as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the SPDR Series Trust and E&Y in three key areas--(1) accounting principles and practices, (2) financial statement disclosures, and (3) audit scope and procedures--that, if not resolved to E&Y's satisfaction, would have caused the accountants to reference the matter in their audit reports.

     FUND-RELATED AUDIT FEES PAID TO E&Y. The SPDR Series Trust paid E&Y the approximate amount shown in the table below as audit fees for the Trust's last two most recently ended fiscal years.

                                            AUDIT FEES
                                       -------------------
TRUST                                    2009       2008
-----                                  --------   --------
SPDR Series Trust....................  $495,080   $437,000


     ALL OTHER FEES PAID TO E&Y. For the fiscal years ended June 30, 2009 and June 30, 2008, E&Y was paid approximately $362,120 and $312,740, respectively, for all non-audit services rendered to the SPDR Series Trust, primarily related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for SPDR Series Trust. For the calendar years ended 2008 and 2007, E&Y was paid approximately $8.0 million and $5.4 million respectively, for non-audit services provided to certain entities in the SPDR Funds' investment company complex. These amounts primarily related to employee benefit plan and non-statutory audits, audits of certain foreign-sponsored mutual funds, due diligence procedures, reports on the processing of transactions by servicing organizations, expatriate, compliance and corporate tax advisory services and advisory services related to the BASEL II capital adequacy framework.

             PART IV: MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

SHAREHOLDER APPROVAL

     VOTES NEEDED TO ELECT TRUSTEES. Shareholders of SPDR Funds that are part of the same Trust will elect their Trustees on a joint basis. (A list of SPDR Funds and the Trust of which each SPDR Fund is a series is included in Part V of this proxy statement.) For each Trust, the nominees receiving the favorable vote of a majority of shares of that Trust represented in person or by proxy and entitled to vote at the Meeting will be elected.

     VOTES NEEDED TO APPROVE PROPOSALS 2-4. Shareholders of each SPDR Fund will vote separately on each proposal applicable to that SPDR Fund. For a proposal to pass for a SPDR Fund, there must be a majority of the outstanding voting securities of a company, which means that the vote at a shareholder meeting must be, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less. This is referred to as a Majority Shareholder Vote.

     PROXY SOLICITATION METHODS. The SPDR Funds will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials either by mail or electronically (assuming that applicable requirements are met). In addition, SSgA FM employees and officers may solicit shareholder proxies in person, by telephone, by mail, or over the Internet. The SPDR Funds have also engaged the services of Broadridge Financial Solutions, Inc. ("Broadridge") to assist in the solicitation of proxies for the Shareholder Meeting.

     PROXY SOLICITATION COSTS. Each SPDR Fund will pay all costs of soliciting proxies from its shareholders with respect to all items other than the approval of Nuveen Asset Management as a sub-adviser, including costs relating to the printing, mailing, and tabulation of proxies. SSgA FM will pay the costs of solicitation with respect to soliciting proxies for approval of Nuveen Asset Management as sub-adviser for the Municipal SPDR Funds. Broadridge's solicitation costs for the SPDR Funds are currently estimated to be approximately $2.5 million and will be allocated across the SPDR Funds proportionately, according to a fixed formula. By voting immediately, you can help your SPDR Fund avoid the considerable expense of a second proxy solicitation.

     QUORUM. Each SPDR Fund must achieve a quorum in order for the Shareholder Meeting to go forward. This means that a majority of a SPDR Fund's shares must be represented at the Shareholder Meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Unreturned and unsigned proxies will not be counted toward quorum. The SPDR Funds will count abstentions and broker non-votes toward establishing a quorum and as votes "Against" proposals 2-4. (A broker non-vote is a proxy received from a broker who holds SPDR Fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the matter at issue.) Signed, dated proxy cards and voting instruction cards returned to SSgA FM without a choice indicated as to the applicable proposals shall be voted for proposals 1-4.

     ADJOURNMENT. If a quorum is not present or represented at the Shareholder Meeting, the holders of a majority of the votes present in person or by proxy and entitled to vote shall have the power to adjourn the meeting from time to time, if the vote required to approve or reject any proposal described in the original notice of such meeting is not obtained (with proxies being voted for or against adjournment, including abstentions and broker non-votes, consistent with the votes for and against the proposal for which the required vote has not been obtained). The affirmative vote of the holders of a majority of the shares then present in person or represented by proxy shall be required to adjourn any meeting. Any adjourned meeting may be reconvened without further notice or change in Record Date. At any reconvened meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally called.

     REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again--over the Internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the SPDR Funds' secretary at the following address: Ryan M. Louvar, State Street Bank and Trust Company, 4 Copley Place, 5th Floor Boston, MA 02116 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

     SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for a SPDR Fund's next meeting of shareholders must be received by the SPDR Fund within a reasonable period of time prior to that meeting. None of the SPDR Funds currently plans to hold another meeting of shareholders in 2010.

     VOTING RIGHTS. Shareholders are entitled to cast one vote for each share of beneficial interest of a SPDR Fund owned on the Record Date and a fractional vote for each fractional share of beneficial interest of a SPDR Fund owned on the Record Date.

     NOMINEE ACCOUNTS. Upon request, the SPDR Funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the SPDR Funds' shares. Please submit invoices for our review to: SPDR Funds, One Lincoln Street, LCC4N, Boston, MA 02111, Attn: SPDR ETF Fund Administration.

     ANNUAL/SEMIANNUAL REPORTS. Copies of the SPDR Funds' Annual Reports to Shareholders may be obtained without charge by writing to State Street Global Markets, LLC, the Trusts' principal underwriter at State Street Financial

Center, One Lincoln Street, Boston, Massachusetts 02111, or by visiting the SPDR Funds website at www.spdrs.com or by calling 1-866-787-2257.

     OTHER MATTERS. At this point, we know of no other business to be brought before the Shareholder Meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the Shareholder Meeting.

                 PART V: FUND AND INVESTMENT ADVISER INFORMATION

     The SPDR Funds' investment adviser is SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"). The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

SPDR FUND INFORMATION

     This section provides certain required information for each of the SPDR Funds. The SPDR Series Trust appear first followed by the SPDR Index Shares Funds. The operational SPDR Funds for which proxies are being solicited and their shares eligible to vote as of the Record Date are:

SPDR SERIES TRUST INCLUDES:                     RECORD DATE SHARES
---------------------------                     ------------------
SPDR Dow Jones Total Market ETF...............       2,250,036
SPDR Dow Jones Large Cap ETF..................         900,000
SPDR Dow Jones Large Cap Growth ETF...........       3,850,027
SPDR Dow Jones Large Cap Value ETF............       1,850,716
SPDR Dow Jones Mid Cap ETF....................         950,000
SPDR Dow Jones Mid Cap Growth ETF.............       1,350,000
SPDR Dow Jones Mid Cap Value ETF..............         400,000
SPDR Dow Jones Small Cap ETF..................         800,023
SPDR Dow Jones Small Cap Growth ETF...........       1,450,007
SPDR Dow Jones Small Cap Value ETF............       1,751,051
SPDR DJ Global Titans ETF.....................       1,800,464
SPDR Dow Jones REIT ETF.......................      21,231,617
SPDR KBW Bank ETF.............................      41,452,118
SPDR KBW Capital Markets ETF..................       2,350,000
SPDR KBW Insurance ETF........................       4,900,000
SPDR Morgan Stanley Technology ETF............       4,450,006
SPDR S&P Dividend ETF.........................      26,953,658
SPDR S&P Biotech ETF..........................       8,000,000
SPDR S&P Homebuilders ETF.....................      45,850,016
SPDR S&P Metals & Mining ETF..................      17,350,230
SPDR S&P Oil & Gas Equipment & Services ETF...      10,700,000

SPDR SERIES TRUST INCLUDES:                     RECORD DATE SHARES
---------------------------                     ------------------
SPDR S&P Oil & Gas Exploration & Production
  ETF.........................................      13,000,000
SPDR S&P Pharmaceuticals ETF..................       1,700,135
SPDR S&P Retail ETF...........................      15,100,113
SPDR S&P Semiconductor ETF....................       2,300,000
SPDR KBW Regional Banking ETF.................      19,702,585
SPDR KBW Mortgage Finance ETF.................         100,000
SPDR Wells Fargo Preferred Stock ETF..........         600,000
SPDR Barclays Capital 1-3 Month T-Bill ETF....      16,400,461
SPDR Barclays Capital TIPS ETF................       6,800,225
SPDR Barclays Capital Short Term Corporate
  Bond ETF....................................         600,000
SPDR Barclays Capital Intermediate Term
  Treasury ETF................................       3,600,168
SPDR Barclays Capital Long Term Treasury ETF..         300,000
SPDR Barclays Capital Intermediate Term Credit
  Bond ETF....................................       1,700,072
SPDR Barclays Capital Long Term Credit Bond
  ETF.........................................         700,000
SPDR Barclays Capital Convertible Bond ETF....       7,000,000
SPDR Barclays Capital Mortgage Backed Bond
  ETF.........................................         400,000
SPDR Barclays Capital Aggregate Bond ETF......       3,800,132
SPDR Barclays Capital Municipal Bond ETF......      36,702,072
SPDR Barclays Capital California Municipal
  Bond ETF....................................       2,700,128
SPDR Barclays Capital New York Municipal Bond
  ETF.........................................         900,010
SPDR Barclays Capital Short Term Municipal
  Bond ETF....................................      38,202,164
SPDR S&P VRDO Municipal Bond ETF..............         500,000
SPDR DB International Government Inflation-
  Protected
  Bond ETF....................................      18,800,483
SPDR Barclays Capital Short Term International
  Treasury Bond ETF...........................       3,800,000
SPDR Barclays Capital International Treasury
  Bond ETF....................................      26,200,019
SPDR Barclays Capital High Yield Bond ETF.....      89,023,812



SPDR INDEX SHARES FUNDS INCLUDE:                RECORD DATE SHARES
--------------------------------                ------------------
SPDR DJ STOXX 50 ETF..........................       1,600,370
SPDR DJ EURO STOXX 50 ETF.....................       4,250,967
SPDR S&P Emerging Asia Pacific ETF............       7,600,000
SPDR S&P China ETF............................       8,100,000
SPDR S&P Emerging Markets ETF.................       2,100,000
SPDR S&P BRIC 40 ETF..........................      17,200,000
SPDR S&P Emerging Europe ETF..................       5,100,000
SPDR S&P Emerging Latin America ETF...........       2,200,000

SPDR INDEX SHARES FUNDS INCLUDE:                RECORD DATE SHARES
--------------------------------                ------------------
SPDR S&P Emerging Middle East & Africa ETF....       2,100,000
SPDR S&P World Ex-US ETF......................       4,000,000
SPDR S&P International Small Cap ETF..........      21,200,000
SPDR Dow Jones International Real Estate ETF..      28,335,379
SPDR FTSE/Macquarie Global Infrastructure 100
  ETF.........................................       1,600,000
SPDR MSCI ACWI Ex-US ETF......................      11,800,000
SPDR Russell/Nomura PRIME Japan ETF...........         400,000
SPDR Russell/Nomura Small Cap Japan ETF.......       1,950,075
SPDR S&P International Dividend ETF...........       3,801,326
SPDR S&P International Mid Cap ETF............         700,000
SPDR S&P Emerging Markets Small Cap ETF.......       2,800,000
SPDR Dow Jones Global Real Estate ETF.........       3,100,000
SPDR S&P International Consumer Discretionary
  Sector ETF..................................         200,000
SPDR S&P International Consumer Staples Sector
  ETF.........................................         250,000
SPDR S&P International Energy Sector ETF......         350,000
SPDR S&P International Financial Sector ETF...         400,000
SPDR S&P International Health Care Sector
  ETF.........................................         150,000
SPDR S&P International Industrial Sector ETF..         250,000
SPDR S&P International Materials Sector ETF...         550,000
SPDR S&P International Technology Sector ETF..         700,000
SPDR S&P International Telecommunications
  Sector ETF..................................         700,000
SPDR S&P International Utilities Sector ETF...         400,000


     As of December 31, 2009, neither the Independent Trustee nominees (including the current Independent Trustees) nor their immediate family members owned beneficially or of record any securities in the Adviser or any person controlling, controlled by, or under common control with the Adviser.

     The following table shows, as of December 31, 2009, the amount of equity securities owned by the nominees in the SPDR Funds that they are nominated to oversee.

                                                               AGGREGATE DOLLAR
                                                                RANGE OF EQUITY
                                                                 SECURITIES IN
                                                                   ALL FUNDS
                                                                OVERSEEN OR TO
                                                                      BE
                                                                  OVERSEEN BY
                                              DOLLAR RANGE OF      DIRECTOR
                                                  EQUITY         OR NOMINEE IN
                                               SECURITIES IN       FAMILY OF
                                                    THE           INVESTMENT
    NAME OF NOMINEE           SPDR FUND          SPDR FUND         COMPANIES
-----------------------  ------------------  ----------------  ----------------
INDEPENDENT NOMINEES:
Frank Nesvet                    None               None              None
David M. Kelly                  None               None              None
Bonny Eugenia Boatman           None               None              None
Dwight D. Churchill             None               None              None
Carl G. Verboncoeur             None               None              None
INTERESTED NOMINEE:
James Ross                 SPDR Dow Jones       $10,001 to       Over $100,000
                            Large Cap ETF         $50,000
                         SPDR Dow Jones Mid     $10,001 to
                           Cap Growth ETF         $50,000
                         SPDR Dow Jones Mid     $10,001 to
                               Cap ETF            $50,000
                           SPDR Dow Jones       $10,001 to
                          Small Cap Growth        $50,000
                                 ETF
                           SPDR Dow Jones      $1 - $10,000
                              REIT ETF
                          SPDR KBW Capital      $10,001 to
                             Markets ETF          $50,000
                          SPDR S&P Biotech     $1 - $10,000
                                 ETF
                          SPDR S&P Metals &    $1 - $10,000
                             Mining ETF
                            SPDR Barclays       $10,001 to
                         Capital Short Term       $50,000
                         Municipal Bond ETF
                            SPDR Barclays      $1 - $10,000
                         Capital High Yield
                              Bond ETF
                          SPDR S&P Emerging    $1 - $10,000
                          Asia Pacific ETF

                                                               AGGREGATE DOLLAR
                                                                RANGE OF EQUITY
                                                                 SECURITIES IN
                                                                   ALL FUNDS
                                                                OVERSEEN OR TO
                                                                      BE
                                                                  OVERSEEN BY
                                              DOLLAR RANGE OF      DIRECTOR
                                                  EQUITY         OR NOMINEE IN
                                               SECURITIES IN       FAMILY OF
                                                    THE           INVESTMENT
    NAME OF NOMINEE           SPDR FUND          SPDR FUND         COMPANIES
-----------------------  ------------------  ----------------  ----------------
James Ross                SPDR S&P Emerging     $10,001 to
                          Latin America ETF       $50,000
                         SPDR S&P World Ex-    $1 - $10,000
                               US ETF
                              SPDR S&P         $1 - $10,000
                            International
                            Dividend ETF


     The Depository Trust Company ("DTC") acts as securities depositary for the shares. Shares of each SPDR Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances, certificates will not be issued for shares.

     DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

     Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

     Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each SPDR Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each SPDR Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

     The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Although the SPDR Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the SPDR Funds were as follows (except as otherwise noted below, information is as of October 1, 2009 for SPDR Series Trust and as of January 1, 2010 for SPDR Index Shares Funds):

SPDR SERIES TRUST

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
SPDR Dow Jones Total Market     National Financial Services         29.50%
  ETF                           Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Schwab (Charles) & Co., Inc.        13.52%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                The Northern Trust Company          5.16%
                                50 South LaSalle Street,
                                Level A
                                Chicago, IL 60675
SPDR Dow Jones Large Cap ETF    Schwab (Charles) & Co., Inc.        50.01%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                National Financial Services         10.48%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Goldman, Sachs & Co                 7.57%
                                180 Maiden Lane
                                New York, NY 10038
                                Merrill Lynch, Pierce Fenner        7.12%
                                & Smith,Inc.
                                4 World Financial Center
                                New York, NY 10080
SPDR Dow Jones Large Cap        Schwab (Charles) & Co., Inc.        35.19%
  Growth ETF                    101 Montgomery Street
                                San Francisco, CA 94101
                                LPL Financial Corporation           14.41%
                                9785 Towne Centre Drive
                                San Diego, CA 92121
                                Merrill Lynch, Pierce Fenner        10.64%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
                                National Financial Services         8.81%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
SPDR Dow Jones Large Cap        Schwab (Charles) & Co., Inc.        23.97%
  Value ETF                     101 Montgomery Street
                                San Francisco, CA 94101

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Merrill Lynch, Pierce Fenner        18.07%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
                                National Financial Services         9.97%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Pershing, L.L.C.                    6.90%
                                One Pershing Plaza
                                Jersey City, NJ 07399
                                LPL Financial Corporation           6.22%
                                9785 Towne Centre Drive
                                San Diego, CA 92121
                                TD Ameritrade, Inc.                 5.76%
                                4211 South 102nd Street
                                Omaha, NE 68127
SPDR Dow Jones Mid Cap ETF      Schwab (Charles) & Co., Inc.        29.90%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                National Financial Services         9.03%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Citigroup Global Markets,           7.27%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                The Bank of New York Mellon         7.12%
                                One Wall Street, 5th Floor
                                New York, NY 10286
                                UBS Financial Services Inc.         6.04%
                                1000 Harbor Boulevard
                                Weehawken, NJ 07086
                                Merrill Lynch, Pierce Fenner        5.18%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
SPDR Dow Jones Mid Cap Growth   LPL Financial Corporation           33.75%
  ETF                           9785 Towne Centre Drive
                                San Diego, CA 92121
                                National Financial Services         14.46%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                TD Ameritrade, Inc.                 14.26%
                                4211 South 102nd Street
                                Omaha, NE 68127

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Schwab (Charles) & Co., Inc.        7.04%
                                101 Montgomery Street
                                San Francisco, CA 94101
SPDR Dow Jones Mid Cap Value    Morgan, Keegan & Company,           16.83%
  ETF                           Inc.
                                50 North Front Street, 4th
                                Floor
                                Memphis, TN 38103
                                Goldman, Sachs & Co.                11.68%
                                180 Maiden Lane
                                New York, NY 10038
                                TD Ameritrade, Inc.                 11.36%
                                4211 South 102nd Street
                                Omaha, NE 68127
                                UBS Financial Services Inc.         8.94%
                                1000 Harbor Boulevard
                                Weehawken, NJ 07086
                                Schwab (Charles) & Co., Inc.        7.89%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Timber Hill L.L.C.                  6.90%
                                Two Pickwick Plaza
                                Greenwich, CT 06830
                                JPMorgan Chase Bank, National       6.02%
                                Association
                                14201 Dallas Parkway
                                Dallas, TX 75254
                                National Financial Services         5.69%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
SPDR Dow Jones Small Cap ETF    National Financial Services         21.52%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Schwab (Charles) & Co., Inc.        20.93%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Pershing, L.L.C.                    8.06%
                                One Pershing Plaza
                                Jersey City, NJ 07399
                                TD Ameritrade, Inc.                 6.51%
                                4211 South 102nd Street
                                Omaha, NE 68127
SPDR Dow Jones Small Cap        Schwab (Charles) & Co., Inc.        25.92%
Growth ETF                      101 Montgomery Street
                                San Francisco, CA 94101

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                LPL Financial Corporation           16.03%
                                9785 Towne Centre Drive
                                San Diego, CA 92121
                                National Financial Services         12.40%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                TD Ameritrade, Inc.                 9.08%
                                4211 South 102nd Street
                                Omaha, NE 68127
SPDR Dow Jones Small Cap        National Financial Services         15.65%
  Value ETF                     Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Schwab (Charles) & Co., Inc.        15.51%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                TD Ameritrade, Inc.                 14.21%
                                4211 South 102nd Street
                                Omaha, NE 68127
                                Wells Fargo Bank, National          7.46%
                                Association
                                733 Marquette Avenue South
                                Minneapolis, MN 55479
                                Pershing, L.L.C.                    5.91%
                                One Pershing Plaza
                                Jersey City, NJ 07399
SPDR DJ Global Titans ETF       National Financial Services         10.28%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Merrill Lynch, Pierce Fenner        10.01%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
                                The Northern Trust Company          9.41%
                                50 South LaSalle Street,
                                Level A
                                Chicago, IL 60675
                                Schwab (Charles) & Co., Inc.        7.90%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Bank of New York Mellon (The)       7.58%
                                One Wall Street, 5th Floor
                                New York, NY 10286
                                Citigroup Global Markets,           6.64%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
SPDR Dow Jones REIT ETF         State Street Bank & Trust           24.88%
                                Company
                                1776 Heritage Drive
                                North Quincy, MA 02171
                                Schwab (Charles) & Co., Inc.        11.16%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Wachovia Bank, N.A.                 10.64%
                                1525 West W. T. Harris
                                Boulevard
                                Charlotte, NC 28288
                                National Financial Services         7.53%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
SPDR KBW Bank ETF               Morgan Stanley & Co.                10.05%
                                Incorporated
                                1 Pierrepont Plaza, 5th Floor
                                Brooklyn, NY 11201
                                Schwab (Charles) & Co., Inc.        8.52%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                First Clearing L.L.C.               6.91%
                                901 East Byrd Street
                                Richmond, VA 23219
                                Goldman, Sachs & Co.                5.86%
                                180 Maiden Lane
                                New York, NY 10038
                                Citibank, N.A.                      5.84%
                                3800 Citigroup Center Tampa
                                Tampa, FL 33610
                                National Financial Services         5.51%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
SPDR KBW Capital Markets ETF    Citigroup Global Markets,           10.80%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                Schwab (Charles) & Co., Inc.        10.15%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                National Financial Services         8.11%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Merrill Lynch, Pierce Fenner        6.87%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Goldman, Sachs & Co.                6.79%
                                180 Maiden Lane
                                New York, NY 10038
                                First Clearing L.L.C.               5.09%
                                Riverfront Plaza, 901 East
                                Byrd Street
                                Richmond, VA 23219
SPDR KBW Insurance ETF          Citigroup Global Markets,           18.13%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                Pershing, L.L.C.                    9.24%
                                One Pershing Plaza
                                Jersey City, NJ 07399
                                J.P. Morgan Clearing Corp.          7.60%
                                245 Park Avenue
                                New York, NY 10167
                                Bank of New York Mellon (The)       7.13%
                                One Wall Street, 5th Floor
                                New York, NY 10286
                                Schwab (Charles) & Co., Inc.        6.51%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Goldman, Sachs & Co.                6.45%
                                180 Maiden Lane
                                New York, NY 10038
SPDR Morgan Stanley             First Clearing L.L.C.               27.20%
  Technology ETF                Riverfront Plaza, 901 East
                                Byrd Street
                                Richmond, VA 23219
                                The Northern Trust Company          21.25%
                                50 South LaSalle Street,
                                Level A
                                Chicago, IL 60675
                                Schwab (Charles) & Co., Inc.        9.56%
                                101 Montgomery Street
                                San Francisco, CA 94101
SPDR S&P Dividend ETF           Schwab (Charles) & Co., Inc.        28.87%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                National Financial Services         10.66%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Jones (Edward D.) & Co.             7.41%
                                700 Maryville Centre Drive
                                St. Louis, MO 63141
                                First Clearing L.L.C.               5.80%
                                Riverfront Plaza, 901 East
                                Byrd Street
                                Richmond, VA 23219

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Morgan Stanley & Co.                5.21%
                                Incorporated/Retail
                                75 Varick Street
                                New York, NY 11201
SPDR S&P Biotech ETF            Schwab (Charles) & Co., Inc.        12.53%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                National Financial Services         7.25%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                The Bank of New York Mellon         6.40%
                                One Wall Street, 5th Floor
                                New York, NY 10286
                                Citigroup Global Markets,           6.17%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                JPMorgan Chase Bank, National       5.77%
                                Association
                                14201 Dallas Parkway
                                Dallas, TX 75254
SPDR S&P Homebuilders ETF       Brown Brothers Harriman & Co.       16.89%
                                525 Washington Blvd.
                                Jersey City, NJ 07310
                                Schwab (Charles) & Co., Inc.        7.15%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Citigroup Global Markets,           7.10%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                National Financial Services         6.78%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                Citibank, N.A.                      5.69%
                                3800 Citigroup Center Tampa
                                Tampa, FL 33610-9122
SPDR S&P Metals & Mining ETF    Brown Brothers Harriman & Co.       14.62%
                                525 Washington Blvd.
                                Jersey City, NJ 07310
                                Schwab (Charles) & Co., Inc.        11.60%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                National Financial Services         7.66%
                                Corporation
                                200 Liberty Street
                                New York, NY 10281

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
SPDR S&P Oil & Gas Equipment    Schwab (Charles) & Co., Inc.        18.46%
  & Services ETF                101 Montgomery Street
                                San Francisco, CA 94101
                                First Clearing L.L.C.               11.05%
                                Riverfront Plaza, 901 East
                                Byrd Street
                                Richmond, VA 23219
                                National Financial Services         10.28%
                                Corp.
                                200 Liberty Street
                                New York, NY 10281
                                Citigroup Global Markets,           6.65%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                The Bank of New York Mellon         6.47%
                                One Wall Street, 5th Floor
                                New York, NY 10286
                                Morgan Stanley & Co.                5.69%
                                Incorporated/Retail
                                75 Varick Street
                                New York, NY 11201
SPDR S&P Oil & Gas              Pershing, L.L.C.                    10.96%
  Exploration & Production      One Pershing Plaza
  ETF                           Jersey City, NJ 07399
                                Brown Brothers Harriman & Co.       10.94%
                                525 Washington Blvd.
                                Jersey City, NJ 07310
                                Schwab (Charles) & Co., Inc.        10.34%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Citigroup Global Markets,           9.99%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                National Financial Services         5.57%
                                Corporation
                                200 Liberty Street
                                New York, NY 10281
SPDR S&P Pharmaceuticals ETF    Brown Brothers Harriman & Co.       17.31%
                                525 Washington Blvd.
                                Jersey City, NJ 07310
                                Merrill Lynch, Pierce Fenner        15.65%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
                                Schwab (Charles) & Co., Inc.        10.93%
                                101 Montgomery Street
                                San Francisco, CA 94101

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Citigroup Global Markets,           7.56%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                First Clearing L.L.C.               6.11%
                                Riverfront Plaza, 901 East
                                Byrd Street
                                Richmond, VA 23219
                                Baird (Robert W.) & Co.,            5.60%
                                Incorporated
                                777 East Wisconsin Avenue
                                First Wisconsin Center
                                Milwaukee, WI 53202
SPDR S&P Retail ETF             Morgan Stanley & Co.                18.91%
                                Incorporated
                                1 Pierrepont Plaza, 5th Floor
                                Brooklyn, NY 11201
                                J.P. Morgan Clearing Corp.          12.54%
                                245 Park Avenue
                                New York, NY 10167
                                Citigroup Global Markets,           6.11%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                National Financial Services         6.02%
                                Corporation
                                200 Liberty Street
                                New York, NY 10281
                                Schwab (Charles) & Co., Inc.        5.50%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                State Street Bank & Trust           5.41%
                                Company
                                1776 Heritage Drive
                                North Quincy, MA 02171
SPDR S&P Semiconductor ETF      Citigroup Global Markets,           15.01%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                First Clearing L.L.C.               11.81%
                                Riverfront Plaza, 901 East
                                Byrd Street
                                Richmond, VA 23219
                                Schwab (Charles) & Co., Inc.        11.69%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Merrill Lynch, Pierce Fenner        10.41%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
                                National Financial Services         9.35%
                                Corp
                                200 Liberty Street
                                New York, NY 10281

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Raymond James & Associates,         6.51%
                                Inc.
                                880 Carillon Parkway
                                St. Petersburg, FL 33733
SPDR KBW Mortgage Finance ETF   Merrill Lynch, Pierce Fenner        86.12%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
                                J.P. Morgan Clearing Corp.          7.64%
                                245 Park Avenue
                                New York, NY 10167
                                Timber Hill L.L.C.                  5.52%
                                Two Pickwick Plaza
                                Greenwich, CT 06830
SPDR KBW Regional Banking ETF   State Street Bank & Trust           14.27%
                                Company
                                1776 Heritage Drive
                                North Quincy, MA 02171
                                Brown Brothers Harriman & Co.       10.51%
                                525 Washington Blvd.
                                Jersey City, NJ 07310
                                Schwab (Charles) & Co., Inc.        6.16%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                J.P. Morgan Clearing Corp.          5.01%
                                245 Park Avenue
                                New York, NY 10167
SPDR Wells Fargo Preferred      First Clearing L.L.C.               30.79%
  Stock ETF                     Riverfront Plaza, 901 East
                                Byrd Street
                                Richmond, VA 23219
                                Citigroup Global Markets,           14.77%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                National Financial Services         13.46%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                Schwab (Charles) & Co., Inc.        7.20%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Wells Fargo Investments,            6.44%
                                L.L.C.
                                608 Second Avenue South, 5th
                                Floor
                                Minneapolis, MN 55479
SPDR Barclays Capital 1-3       Citigroup Global Markets,           17.21%
  Month                         Inc.
  T-Bill ETF                    388 Greenwich Street
                                New York, NY 10013

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Merrill Lynch, Pierce Fenner        11.87%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
                                Schwab (Charles) & Co., Inc.        10.27%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Morgan Stanley & Co.                10.15%
                                Incorporated/Retail
                                75 Varick Street
                                New York, NY 11201
                                UBS Financial Services Inc.         8.77%
                                1000 Harbor Boulevard
                                Weehawken, NJ 07086
                                National Financial Services,        8.38%
                                Inc.
                                200 Liberty Street
                                New York, NY 10281
                                TD Ameritrade, Inc.                 7.53%
                                4211 South 102nd Street
                                Omaha, NE 68127
SPDR Barclays Capital TIPS      Schwab (Charles) & Co., Inc.        17.32%
  ETF                           101 Montgomery Street
                                San Francisco, CA 94101
                                National Financial Services,        12.83%
                                Inc.
                                200 Liberty Street
                                New York, NY 10281
                                Merrill Lynch, Pierce Fenner        10.90%
                                & Smith,
                                Inc.
                                4 World Financial Center
                                New York, NY 10080
                                First Clearing L.L.C.               8.48%
                                Riverfront Plaza, 901 East
                                Byrd Street
                                Richmond, VA 23219
                                UBS Financial Services Inc.         5.89%
                                1000 Harbor Boulevard
                                Weehawken, NJ 07086
                                TD Ameritrade, Inc.                 5.82%
                                4211 South 102nd Street
                                Omaha, NE 68127
                                Pershing, L.L.C.                    5.14%
                                One Pershing Plaza
                                Jersey City, NJ 07399
SPDR Barclays Capital Short     State Street Bank and Trust         27.62%
  Term Corporate Bond ETF*      Company
                                Two Heritage Drive
                                North Quincy, MA 02171

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Citigroup Global Markets Inc.       21.19%
                                388 Greenwich Street
                                New York, NY 10013
                                J.P. Morgan Clearing Corp.          19.19%
                                245 Park Avenue
                                New York, NY 10167
                                Merrill Lynch, Pierce, Fenner       6.92%
                                & Smith
                                Incorporated
                                World Financial Center
                                New York, NY 10080
                                National Financial Services         5.10%
                                LLC
                                200 Liberty Street
                                New York, NY 10281
SPDR Barclays Capital           TD Ameritrade Clearing, Inc.        46.57%
  Intermediate Term Treasury    4211 South 102nd Street
  ETF                           Omaha, NE 68127
                                Brown Brothers Harriman & Co.       10.49%
                                525 Washington Blvd.
                                Jersey City, NJ 07310
                                Merrill Lynch, Pierce Fenner        10.33%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                Schwab (Charles) & Co., Inc.        5.63%
                                101 Montgomery Street
                                San Francisco, CA 94101
SPDR Barclays Capital Long      Merrill Lynch & Co., Inc.           27.14%
  Term Treasury ETF             4 World Financial Center
                                250 Vesey Street
                                New York, NY 10080
                                Merrill Lynch, Pierce Fenner        14.96%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                LPL Financial Corporation           6.68%
                                9785 Towne Centre Drive
                                San Diego, CA 92121
                                National Financial Services         6.15%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                The Bank of New York Mellon         5.87%
                                One Wall Street, 5th Floor
                                New York, NY 10286
SPDR Barclays Capital           First Clearing L.L.C.               23.94%
  Intermediate Term Credit      901 East Byrd Street
  Bond ETF                      Richmond, VA 23219

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                National Financial Services         11.21%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                Huntington National Bank            11.09%
                                7 Easton Oval EA4E62
                                Columbus, OH 43219
                                Citigroup Global Markets,           10.34%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                J.P. Morgan Clearing Corp.          6.46%
                                245 Park Avenue
                                New York, NY 10167
                                TD Ameritrade, Inc.                 6.15%
                                4211 South 102nd Street
                                Omaha, NE 68127
                                Merrill Lynch, Pierce Fenner        6.04%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                Morgan Stanley & Co.                5.00%
                                Incorporated/Retail
                                75 Varick Street
                                New York, NY 11201
SPDR Barclays Capital Long      Pershing, L.L.C.                    16.93%
  Term Credit Bond ETF          One Pershing Plaza
                                Jersey City, NJ 07399
                                National Financial Services         15.83%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                First Clearing L.L.C.               11.03%
                                901 East Byrd Street
                                Richmond, VA 23219
                                J.P. Morgan Clearing Corp.          9.53%
                                245 Park Avenue
                                New York, NY 10167
                                Merrill Lynch, Pierce Fenner        7.50%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                Citigroup Global Markets,           6.21%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                Schwab (Charles) & Co., Inc.        6.15%
                                101 Montgomery Street
                                San Francisco, CA 94101

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
SPDR Barclays Capital           Schwab (Charles) & Co., Inc.        14.90%
  Convertible                   101 Montgomery Street
  Bond ETF                      San Francisco, CA 94101
                                National Financial Services         9.10%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                First Clearing L.L.C.               8.98%
                                901 East Byrd Street
                                Richmond, VA 23219
                                Merrill Lynch, Pierce Fenner        8.51%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                Citigroup Global Markets,           7.63%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                State Street Bank & Trust           7.27%
                                Company
                                1776 Heritage Drive
                                North Quincy, MA 02171
                                Northern Trust Company (The)        6.37%
                                50 South LaSalle Street,
                                Level A
                                Chicago, IL 60675
                                UBS Financial Services Inc.         5.11%
                                1000 Harbor Boulevard
                                Weehawken, NJ 07086
SPDR Barclays Capital           J.P. Morgan Clearing Corp.          20.41%
  Mortgage Backed Bond ETF      245 Park Avenue
                                New York, NY 10167
                                National Financial Services         13.65%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                Schwab (Charles) & Co., Inc.        12.08%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Citigroup Global Markets,           11.42%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                TD Ameritrade, Inc.                 11.38%
                                4211 South 102nd Street
                                Omaha, NE 68127
                                First Clearing L.L.C.               6.29%
                                901 East Byrd Street
                                Richmond, VA 23219

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Merrill Lynch, Pierce Fenner        6.02%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                State Street Bank & Trust           5.82%
                                Company
                                1776 Heritage Drive
                                North Quincy, MA 02171
                                Pershing, L.L.C.                    5.02%
                                One Pershing Plaza
                                Jersey City, NJ 07399
SPDR Barclays Capital           Merrill Lynch, Pierce Fenner        15.30%
  Aggregate                     &
  Bond ETF                      Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                State Street Bank & Trust           10.83%
                                Company
                                1776 Heritage Drive
                                North Quincy, MA 02171
                                National Financial Services         9.35%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                Citigroup Global Markets,           8.93%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                TD Ameritrade, Inc.                 6.04%
                                4211 South 102nd Street
                                Omaha, NE 68127
                                Merrill Lynch & Co., Inc.           5.41%
                                4 World Financial Center
                                250 Vesey Street
                                New York, NY 10080
                                Pershing, L.L.C.                    5.30%
                                One Pershing Plaza
                                Jersey City, NJ 07399
SPDR Barclays Capital           Merrill Lynch, Pierce Fenner        13.57%
  Municipal                     &
  Bond ETF                      Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                National Financial Services         10.98%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                First Clearing L.L.C.               10.90%
                                901 East Byrd Street
                                Richmond, VA 23219
                                Schwab (Charles) & Co., Inc.        10.59%
                                101 Montgomery Street
                                San Francisco, CA 94101

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Citigroup Global Markets,           10.09%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                Pershing, L.L.C.                    6.35%
                                One Pershing Plaza
                                Jersey City, NJ 07399
                                UBS Financial Services Inc.         5.91%
                                1000 Harbor Boulevard
                                Weehawken, NJ 07086
SPDR Barclays Capital           Morgan Stanley & Co.                30.57%
  California Municipal Bond     Incorporated/Retail
  ETF                           75 Varick Street
                                New York, NY 11201
                                Citigroup Global Markets,           12.98%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                Schwab (Charles) & Co., Inc.        9.47%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                First Clearing L.L.C.               9.20%
                                901 East Byrd Street
                                Richmond, VA 23219
                                National Financial Services         8.94%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                UBS Financial Services Inc.         6.08%
                                1000 Harbor Boulevard
                                Weehawken, NJ 07086
SPDR Barclays Capital New       Citigroup Global Markets,           25.37%
  York Municipal Bond ETF       Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                National Financial Services         14.03%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                Merrill Lynch, Pierce Fenner        10.63%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                Morgan Stanley & Co.                9.89%
                                Incorporated/Retail
                                75 Varick Street
                                New York, NY 11201
                                TD Ameritrade, Inc.                 7.94%
                                4211 South 102nd Street
                                Omaha, NE 68127

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Schwab (Charles) & Co., Inc.        6.20%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Pershing, L.L.C.                    5.01%
                                One Pershing Plaza
                                Jersey City, NJ 07399
SPDR Barclays Capital Short     Merrill Lynch, Pierce Fenner        15.43%
  Term Municipal Bond ETF       &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                National Financial Services         11.91%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                First Clearing L.L.C.               11.32%
                                901 East Byrd Street
                                Richmond, VA 23219
                                Schwab (Charles) & Co., Inc.        10.94%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                UBS Financial Services Inc.         8.66%
                                1000 Harbor Boulevard
                                Weehawken, NJ 07086
                                Bank of America N.A./ GWIM          6.11%
                                Trust
                                Operations
                                414 N. Akard Street, 5th
                                Floor
                                Dallas, TX 75201
SPDR S&P VRDO Municipal Bond    J.P. Morgan Clearing Corp.          48.57%
  ETF                           245 Park Avenue
                                New York, NY 10167
                                Goldman Sachs Execution &           26.18%
                                Clearing,
                                L.P.
                                30 Hudson Street, 4th Floor
                                Jersey City, NJ 07302
                                Merrill Lynch, Pierce Fenner        21.90%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
SPDR DB International           Schwab (Charles) & Co., Inc.        15.95%
  Government Inflation-         101 Montgomery Street
  Protected Bond ETF            San Francisco, CA 94101
                                National Financial Services         15.17%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                The Bank of New York Mellon         7.63%
                                One Wall Street, 5th Floor
                                New York, NY 10286

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Morgan Stanley & Co.                7.46%
                                Incorporated/Retail
                                75 Varick Street
                                New York, NY 11201
                                Merrill Lynch, Pierce Fenner        6.87%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
SPDR Barclays Capital Short     National Financial Services         24.24%
  Term International Treasury   Corp
  Bond ETF                      200 Liberty Street
                                New York, NY 10281
                                Schwab (Charles) & Co., Inc.        15.13%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                Citigroup Global Markets,           10.08%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                Pershing, L.L.C.                    7.70%
                                One Pershing Plaza
                                Jersey City, NJ 07399
                                TD Ameritrade, Inc.                 6.18%
                                4211 South 102nd Street
                                Omaha, NE 68127
SPDR Barclays Capital           Schwab (Charles) & Co., Inc.        17.43%
  International Treasury Bond   101 Montgomery Street
  ETF                           San Francisco, CA 94101
                                National Financial Services         13.74%
                                Corp
                                200 Liberty Street
                                New York, NY 10281
                                Citigroup Global Markets,           8.13%
                                Inc.
                                388 Greenwich Street
                                New York, NY 10013
                                Merrill Lynch, Pierce Fenner        7.10%
                                &
                                Smith, Inc.
                                4 World Financial Center
                                New York, NY 10080
                                Pershing, L.L.C.                    6.95%
                                One Pershing Plaza
                                Jersey City, NJ 07399
SPDR Barclays Capital High      First Clearing L.L.C.               11.50%
  Yield                         901 East Byrd Street
  Bond ETF                      Richmond, VA 23219
                                National Financial Services         11.14%
                                Corp
                                200 Liberty Street
                                New York, NY 10281

                                                                PERCENTAGE OF
          SPDR FUND                    NAME AND ADDRESS           OWNERSHIP
-----------------------------   -----------------------------   -------------
                                Schwab (Charles) & Co., Inc.        9.49%
                                101 Montgomery Street
                                San Francisco, CA 94101
                                State Street Bank & Trust           8.17%
                                Company
                                1776 Heritage Drive
                                North Quincy, MA 02171


--------

*    Information as of January 1, 2010.

SPDR INDEX SHARES FUNDS

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------

SPDR DJ STOXX 50 ETF           Morgan Stanley & Co.               16.23%
                               Incorporated/Retail
                               75 Varick Street
                               New York, NY 11201
                               J.P. Morgan Clearing Corp.          8.21%
                               245 Park Avenue
                               New York, NY 10167
                               NBCN, Inc.                          8.10%
                               130 Adelaide Street, West
                               Suite 1400
                               Toronto, Ontario, Canada M5H
                               3P5
                               UBS Financial Services, Inc.        7.48%
                               1000 Harbor Boulevard
                               Weehawken, NJ 07086-6790
                               National Financial Services         6.84%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Charles Schwab & Company,           6.40%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               ML SFKPG                            6.01%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               Pershing, LLC                       5.70%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               Merrill Lynch, Pierce,              5.25%
                               Fenner & Smith
                               Incorporated
                               World Financial Center
                               New York, NY 10080
SPDR DJ EURO STOXX 50 ETF      Brown Brothers Harriman &          11.35%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               JPMorgan Chase Bank,               10.76%
                               National
                               Association
                               14201 Dallas Parkway
                               Dallas, TX 75254-2916

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               Pershing, LLC                       9.85%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               National Financial Services         7.42%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Charles Schwab & Company,           7.20%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               UBS Financial Services, Inc.        6.49%
                               1000 Harbor Boulevard
                               Weehawken, NJ 07086-6790
SPDR S&P Emerging Asia         Brown Brothers Harriman &          13.36%
  Pacific ETF                  Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               Pershing, LLC                       9.75%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               National Financial Services         6.33%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               ML SFKPG                            5.69%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               State Street Bank and Trust         5.48%
                               Company
                               Two Heritage Drive
                               North Quincy, MA 02171
                               Charles Schwab & Company,           5.13%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
SPDR S&P China ETF             Charles Schwab & Company,          15.51%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               National Financial Services        11.39%
                               LLC
                               222 Delaware Avenue
                               Wilmington, DE 19801
                               ML SFKPG                           10.65%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               Brown Brothers Harriman &           6.59%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               Pershing, LLC                       5.30%
                               One Pershing Plaza
                               Jersey City, NJ 07399
SPDR S&P Emerging Markets      State Street Bank and Trust        19.05%
  ETF                          Company
                               Two Heritage Drive
                               North Quincy, MA 02171
                               National Financial Services        14.85%
                               LLC
                               200 Liberty Street
                               New York, NY 10281

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               Citigroup Global Markets            7.36%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013
                               Charles Schwab & Company,           6.72%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               Pershing, LLC                       5.61%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               Goldman, Sachs & Co                 5.30%
                               180 Maiden Lane
                               New York, NY 10038
SPDR S&P BRIC 40 ETF           Charles Schwab & Company,          17.95%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               Brown Brothers Harriman &          17.51%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               National Financial Services        10.61%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Citigroup Global Markets            8.64%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013
                               ML SFKPG                            6.63%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
SPDR S&P Emerging Europe ETF   Curian Clearing, LLC               10.22%
                               7601 Technology Way
                               Denver, CO 80237
                               Pershing, LLC                       9.27%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               First Clearing L.L.C.               6.97%
                               Riverfront Plaza
                               901 East Byrd Street
                               Richmond, VA 23219
                               Charles Schwab & Company,           5.85%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               National Financial Services         5.74%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               ML SFKPG                            5.35%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               State Street Bank and Trust         5.32%
                               Company
                               Two Heritage Drive
                               North Quincy, MA 02171
SPDR S&P Emerging Latin        National Financial Services        12.01%
  America ETF                  LLC
                               200 Liberty Street
                               New York, NY 10281

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               Charles Schwab & Company,          10.07%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               Pershing, LLC                       9.63%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               ML SFKPG                            9.10%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               Brown Brothers Harriman &           8.66%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               First Clearing L.L.C.               7.54%
                               Riverfront Plaza
                               901 East Byrd Street
                               Richmond, VA 23219
                               TD Ameritrade Clearing, Inc.        5.15%
                               4211 South 102nd Street
                               Omaha, NE 68127
SPDR S&P Emerging Middle       Brown Brothers Harriman &          22.03%
  East & Africa ETF            Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               J.P. Morgan Clearing Corp.         10.34%
                               245 Park Avenue
                               New York, NY 10167
                               ML SFKPG                            8.75%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               National Financial Services         8.46%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Charles Schwab & Company,           6.39%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               Bank of America N.A./ GWIM          5.88%
                               Trust
                               Operations
                               414 N. Akard Street, 5th
                               Floor
                               Dallas, TX 75201
SPDR S&P World ex-US ETF       ML SFKPG                           25.10%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               National Financial Services        18.82%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               UBS Financial Services LLC          9.74%
                               1000 Harbor Boulevard
                               Weehawken, NJ 07086
                               Pershing, LLC                       9.67%
                               One Pershing Plaza
                               Jersey City, NJ 07399

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               Charles Schwab & Company,           6.97%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               TD Ameritrade Clearing, Inc.        5.44%
                               4211 South 102nd Street
                               Omaha, NE 68127
SPDR S&P International Small   Charles Schwab & Company,          13.18%
  Cap ETF                      Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               Pershing, LLC                      11.98%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               SEI Private Trust Company          11.87%
                               1 Freedom Valley Drive
                               Oaks, PA 19456
                               State Street Bank and Trust        10.06%
                               Company
                               Two Heritage Drive
                               North Quincy, MA 02171
                               National Financial Services         9.76%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Brown Brothers Harriman &           5.38%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
SPDR Dow Jones International   Wells Fargo Bank, N.A.             22.02%
  Real Estate ETF              733 Marquette Avenue South
                               Minneapolis, MN 55479
                               Charles Schwab & Company,          14.88%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               National Financial Services         7.80%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               TD Ameritrade Clearing, Inc.        6.05%
                               4211 South 102nd Street
                               Omaha, NE 68127
SPDR FTSE/Macquarie Global     Charles Schwab & Company,          10.82%
  Infrastructure 100 ETF       Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               ML SFKPG                            8.90%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               National Financial Services         8.32%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Goldman, Sachs & Co                 7.55%
                               180 Maiden Lane
                               New York, NY 10038
                               Citigroup Global Markets            6.11%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               Pershing, LLC                       5.29%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               UBS Financial Services, Inc.
                               1000 Harbor Boulevard               5.16%
                               Weehawken, NJ 07086-6790
SPDR MSCI ACWI ex-US ETF       Charles Schwab & Company,          13.66%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               National Financial Services        10.66%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Brown Brothers Harriman &           7.87%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               Fiduciary - SSB                     7.47%
                               1776 Heritage Drive, 5th
                               Floor
                               Quincy, MA 02171
                               SEI Private Trust Company           7.07%
                               1 Freedom Valley Drive
                               Oaks, PA 19456
                               The Bank of New York Mellon         6.92%
                               One Wall Street, 5th Floor
                               New York, NY 10286
                               The Northern Trust Company          6.06%
                               50 South LaSalle Street
                               Chicago, IL 60675
SPDR Russell/Nomura PRIME      Goldman, Sachs & Co.               42.48%
  Japan ETF                    180 Maiden Lane
                               New York, NY 10038
                               J.P. Morgan Clearing Corp.         18.85%
                               245 Park Avenue
                               New York, NY 10167
                               Merrill Lynch, Pierce,             15.62%
                               Fenner & Smith
                               Incorporated
                               World Financial Center
                               New York, NY 10080
SPDR Russell/Nomura Small      Citibank, N.A.                     15.03%
  Cap Japan ETF                3800 Citigroup Center Tampa
                               Tampa, FL 33610
                               The Bank of New York Mellon        11.22%
                               One Wall Street, 5th Floor
                               New York, NY 10286
                               Charles Schwab & Company,           8.53%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               The Northern Trust Company          8.01%
                               50 South LaSalle Street
                               Chicago, IL 60675
                               J.P. Morgan Clearing Corp.          6.89%
                               245 Park Avenue
                               New York, NY 10167

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               National Financial Services         5.12%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
SPDR S&P International         ML SFKPG                           14.76%
  Dividend ETF
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               National Financial Services        11.15%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Charles Schwab & Company,          10.49%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               Pershing, LLC                       7.12%
                               One Pershing Plaza
                               Jersey City, NJ 07399
                               First Clearing L.L.C.               6.20%
                               Riverfront Plaza
                               901 East Byrd Street
                               Richmond, VA 23219
                               Brown Brothers Harriman &           6.13%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               Morgan Stanley & Co.                5.96%
                               Incorporated/Retail
                               75 Varick Street
                               New York, NY 11201
                               Citigroup Global Markets            5.80%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013
SPDR S&P International Mid     Charles Schwab & Company,          25.16%
  Cap ETF                      Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               National Financial Services        10.73%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Citigroup Global Markets           10.18%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013
                               First Clearing L.L.C.               8.26%
                               Riverfront Plaza
                               901 East Byrd Street
                               Richmond, VA 23219
                               Morgan Stanley & Co.                6.96%
                               Incorporated/Retail
                               75 Varick Street
                               New York, NY 11201
SPDR S&P Emerging Markets      TD Ameritrade Clearing, Inc.       20.23%
  Small Cap ETF                4211 South 102nd Street
                               Omaha, NE 68127
                               National Financial Services        16.68%
                               LLC
                               200 Liberty Street
                               New York, NY 10281

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               Charles Schwab & Company,          11.55%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               ML SFKPG                            9.69%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
SPDR Dow Jones Global Real     Raymond James & Associates,        17.92%
  Estate ETF                   Inc.
                               880 Carillon Parkway
                               St. Petersburg, FL 33733
                               National Financial Services        15.36%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Charles Schwab & Company,          10.69%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               Morgan Stanley & Co.                6.48%
                               Incorporated/Retail
                               75 Varick Street
                               New York, NY 11201
                               First Clearing L.L.C.               5.54%
                               Riverfront Plaza
                               901 East Byrd Street
                               Richmond, VA 23219
                               Citigroup Global Markets            5.39%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013
SPDR S&P International         Merrill Lynch, Pierce,             45.68%
  Consumer Discretionary       Fenner & Smith
  Sector ETF                   Incorporated
                               World Financial Center
                               New York, NY 10080
                               ML SFKPG                           11.52%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               Brown Brothers Harriman &          10.00%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               LPL Financial Corporation           6.93%
                               9785 Towne Centre Drive
                               San Diego, CA 92121
                               National Financial Services         6.51%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
SPDR S&P International         Morgan Stanley & Co.               22.02%
  Consumer Staples Sector      Incorporated/Retail
  ETF                          75 Varick Street
                               New York, NY 11201
                               State Street Bank and Trust        20.00%
                               Company
                               Two Heritage Drive
                               North Quincy, MA 02171
                               Brown Brothers Harriman &          18.24%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               UBS Financial Services, Inc.       11.37%
                               1000 Harbor Boulevard
                               Weehawken, NJ 07086-6790
                               National Financial Services         6.06%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
SPDR S&P International         Goldman Sachs Execution &          19.80%
  Energy Sector ETF            Clearing, L.P.
                               30 Hudson Street, 4th floor
                               Jersey City, NJ 07302
                               National Financial Services        16.64%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Citigroup Global Markets           12.17%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013
                               J.P. Morgan Clearing Corp.          8.69%
                               245 Park Avenue
                               New York, NY 10167
                               Charles Schwab & Company,           8.55%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               ML SFKPG                            5.75%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
SPDR S&P International         Merrill Lynch, Pierce,             21.14%
  Financial Sector ETF         Fenner & Smith
                               Incorporated
                               World Financial Center New
                               York, NY 10080
                               ML SFKPG                           14.17%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               Brown Brothers Harriman &          10.76%
                               Co.
                               525 Washington Blvd.
                               Jersey City, NJ 07310
                               Citigroup Global Markets           10.48%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013
                               National Financial Services        10.10%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               J.P. Morgan Clearing Corp.          8.64%
                               245 Park Avenue
                               New York, NY 10167
SPDR S&P International         Goldman Sachs Execution &          31.68%
  Health Care Sector ETF       Clearing, L.P.
                               30 Hudson Street, 4th Floor
                               Jersey City, NJ 07302
                               J.P. Morgan Clearing Corp.         15.80%
                               245 Park Avenue
                               New York, NY 10167

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               National Financial Services        13.30%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Charles Schwab & Company,          11.84%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               UBS Financial Services, Inc.        7.32%
                               1000 Harbor Boulevard
                               Weehawken, NJ 07086-6790
SPDR S&P International         Pershing, LLC                      17.61%
  Industrial Sector ETF        One Pershing Plaza
                               Jersey City, NJ 07399
                               National Financial Services        13.33%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               Goldman Sachs Execution &          11.40%
                               Clearing, L.P.
                               30 Hudson Street, 4th floor
                               Jersey City, NJ 07302
                               Goldman, Sachs & Co.               10.87%
                               180 Maiden Lane
                               New York, NY 10038
                               J.P. Morgan Clearing Corp.          9.66%
                               245 Park Avenue
                               New York, NY 10167
                               UBS Financial Services, Inc.        8.44%
                               1000 Harbor Boulevard
                               Weehawken, NJ 07086-6790
                               Citigroup Global Markets            6.16%
                               Inc.
                               388 Greenwich Street
                               New York, NY 10013
SPDR S&P International         National Financial Services        20.86%
  Materials Sector ETF         LLC
                               200 Liberty Street
                               New York, NY 10281
                               ML SFKPG                           14.94%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302
                               LPL Financial Corporation          14.14%
                               9785 Towne Centre Drive
                               San Diego, CA 92121
                               State Street Bank and Trust         9.09%
                               Company
                               Two Heritage Drive
                               North Quincy, MA 02171
                               Charles Schwab & Company,           6.36%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
SPDR S&P International         Pershing, LLC                      61.48%
  Technology Sector ETF        One Pershing Plaza
                               Jersey City, NJ 07399
                               State Street Bank and Trust         7.14%
                               Company
                               Two Heritage Drive
                               North Quincy, MA 02171

                                                              PERCENTAGE OF
          SPDR FUND                  NAME AND ADDRESS           OWNERSHIP
----------------------------   ----------------------------   -------------
                               National Financial Services         6.00%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
SPDR S&P International         Pershing, LLC                      57.55%
  Telecommunications Sector    One Pershing Plaza
  ETF                          Jersey City, NJ 07399
                               Charles Schwab & Company,          14.31%
                               Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               J.P. Morgan Clearing Corp.          7.07%
                               245 Park Avenue
                               New York, NY 10167
SPDR S&P International         Charles Schwab & Company,          35.36%
  Utilities Sector ETF         Inc.
                               101 Montgomery Street
                               San Francisco, CA 94104
                               J.P. Morgan Clearing Corp.         11.86%
                               245 Park Avenue
                               New York, NY 10167
                               Goldman, Sachs & Co.               10.82%
                               180 Maiden Lane
                               New York, NY 10038
                               Merrill Lynch, Pierce,              9.52%
                               Fenner & Smith
                               Incorporated
                               World Financial Center
                               New York, NY 10080
                               National Financial Services         8.81%
                               LLC
                               200 Liberty Street
                               New York, NY 10281
                               ML SFKPG                            5.13%
                               101 Hudson Street, 8th Fl.
                               Jersey City, NJ 07302

EXHIBIT A:

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT, dated as of [          ], by and between SSgA Funds Management,
Inc., a Massachusetts corporation (the "ADVISER"), and Nuveen Asset Management, a Delaware corporation (the "SUB-ADVISER").

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("ADVISERS ACT");

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated July 1, 2004 with the SPDR Series Trust ("TRUST") an investment company registered under the Investment Company Act of 1940, as amended ("INVESTMENT COMPANY ACT");

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

     WHEREAS, the Board of Trustees of the Trust (the "BOARD") and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a "FUND" and collectively, the "FUNDS"), in the manner and on the terms hereinafter set forth;

     WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select sub-advisers for each Fund of the Trust; and

     WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund;

     NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.  APPOINTMENT OF THE SUB-ADVISER

     (a) The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation specified in Appendix A hereto.

     (b) In the event that the Trust establishes one or more series in addition to the Funds with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable to the Sub-Adviser with respect to each additional Fund. If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon each such additional Fund shall become a Fund hereunder. In such event, a writing signed by both the Adviser and the

Sub-Adviser shall be annexed hereto as a part hereof indicating that each such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for each such additional Fund.

2.  SERVICES TO BE RENDERED BY THE SUB-ADVISER

     (a) Subject to the supervision of the Adviser and the Board and consistent with its fiduciary duties to each Fund, the Sub-Adviser shall manage the investment operations and determine the composition of the assets assigned to the Sub-Adviser by the Adviser ("portfolio") of each Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with such Fund's investment objective and policies as stated in the then-current prospectus ("PROSPECTUS") and Statement of Additional Information ("SAI") for such Fund contained in the Trust's Registration Statement on Form N-1A (the "REGISTRATION STATEMENT"), as such Prospectus and SAI are amended or supplemented from time to time. As part of the services it will provide hereunder, the Sub-Adviser shall:

          (i) provide supervision of each Fund's investments, furnish a continuous investment program for the Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

          (ii) maintain books and records with respect to the Trust's securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Funds, the Sub-Adviser and its key investment personnel and operations providing services with respect to the Fund; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board, and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

          (iii) in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Fund for which market prices are not readily available, it being understood that the Sub-Adviser shall not be responsible for determining the value of any such security;

          (iv) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Trust's Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Fund or its agent;

          (v) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust that the Adviser and Sub-Adviser shall agree, and the Adviser upon request from such person, shall keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information; and

          (vi) the Sub-Adviser shall initially determine and make such modifications to the identity and number of shares of the Deposit Securities and the Fund Securities required for a Fund Deposit or Redemption for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust's Custodian with respect to such designation) (capitalized terms have the meaning set forth in the Funds' prospectus).

     (b) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform its responsibilities in accordance with the following: (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time ("TRUST DECLARATION"); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time ("BY-LAWS"); (iii) the Prospectus and SAI of the Trust filed with the Securities and Exchange Commission ("SEC") and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented; (iv) the Investment Company Act, the Advisers Act, the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Commodities Exchange Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund(s); (v) the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time; (vi) the Trust's policies and procedures adopted from time to time by the Board; and (vii) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser's services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI and other relevant policies and procedures adopted by the Board and by applicable exemptive and no action relief. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

     (c) In furnishing services hereunder, the Sub-Adviser will not consult with any other investment adviser to (i) the Fund, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This also shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

     (d) The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement.

     (e) The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein which may include brokers and dealers affiliated with the Sub-Adviser if and as permitted by applicable law. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust's Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Fund, in the name of the Fund or its nominees, the Sub-Adviser shall seek to achieve for the Fund "best execution", considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund.

     (f) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent consistent with the safe harbor set forth in Section 28(e) of the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other advisory clients. To the extent consistent with Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board or the Adviser may authorize, but not require, the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

     (g) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser and its affiliates, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

     (h) The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

     (i) The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board and consistent with seeking the best interests of each Fund, exercise (or not exercise in its discretion) all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. Unless the Adviser or the Board gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Sub-Adviser's proxy voting guidelines, a copy of which has been provided to the Adviser.

3.  COMPENSATION OF THE ADVISER

     The Adviser shall pay the Sub-Adviser an advisory fee with respect to each Fund as specified in Appendix A to this Agreement.

4.  LIABILITY AND INDEMNIFICATION

     (a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its "AFFILIATES") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 ACT")) (collectively, "ADVISER INDEMNITEES") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact relating to the Sub-Adviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

     (b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "SUB-ADVISER INDEMNITEES") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

5.  REPRESENTATIONS OF THE ADVISER

     The Adviser represents, warrants and agrees that:

          (a) The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

          (b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to
     Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, regulatory agency, involving the affairs of the Fund(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

6.  REPRESENTATIONS OF THE SUB-ADVISER

     The Sub-Adviser represents, warrants and agrees as follows:

          (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered (or shall qualify for an exemption from registration) for so long as this Agreement remains in effect;

     (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement;
     (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser's ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

          (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Operating Officer, compliance officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics but only to the extent such reports and/or records relate to the provision of services hereunder.

          (c) The Sub-Adviser has adopted and implemented and will maintain (a) in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser's activities or services could affect the Fund(s), policies and procedures reasonably designed to prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund(s) and the Sub-Adviser.

          (d) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect those material changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser's services hereunder, which are required by the Advisers Act.

          (e) The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund(s) or senior management of the Sub-Adviser with management responsibilities relating to the services hereunder, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

          (f) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)' stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund(s)' or the Sub-Adviser's policies, guidelines or procedures related to the Fund(s).

          (g) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

          (h) The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Fund(s), the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund in its composite performance. Notwithstanding the foregoing, nothing in this Agreement shall be interpreted to prevent the Sub-Adviser from referring to the names of the Fund(s) managed by the Sub-Adviser, currently intended to be named as "SPDR(R) Nuveen [Index Name] ETF."

7.  NON-EXCLUSIVITY

     The services of the Sub-Adviser to the Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities, provided the Sub-Adviser furnishes in its Form ADV adequate disclosure of possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

8.  SUPPLEMENTAL ARRANGEMENTS

     The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

9.  REGULATION

     Each party agrees to provide reasonable cooperation to the other party in furtherance of this Agreement, including without limitation providing relevant information, reports, or other materials pursuant to a request or requirement of regulatory and administrative bodies having jurisdiction the party seeking such cooperation.

10.  RECORDS

     The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation or reasonably required in order to carryout its business. The Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and is either identified as confidential or by its nature or means of receipt would be considered confidential and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

11.  DURATION OF AGREEMENT

     This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("INDEPENDENT TRUSTEES"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

12.  ASSIGNMENT AND TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time, without the payment of any penalty by the Adviser or the Sub-Adviser on sixty (60) days' written notice to the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

     Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

13.  AMENDMENTS TO THE AGREEMENT

     Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to no-action relief granted by the SEC Staff or exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of a Fund and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust.

     Any change, waiver, discharge or termination of a provision of this Agreement, whether or not such change is deemed to be material, may be made only by an instrument in writing signed by both the Adviser and the Sub-Adviser.

14.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

     This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

15.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:  SPDR Series Trust
      Ryan Louvar, Secretary
      State Street Bank and Trust Company
      Four Copley Place, CPH0326
      Boston, MA 02116
For:  SSgA Funds Management, Inc.
      Attn: Chief Compliance Officer
      State Street Financial Center
      1 Lincoln Street
      Boston, MA 02111
For:  Nuveen Asset Management
      333 West Wacker Drive
      Chicago IL 60606
      Attn: Legal Department


17.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.  TRUST AND SHAREHOLDER LIABILITY

     The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the Trustees or any individual Trustee of the Trust.

19.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.  INTERPRETATION

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by
Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.  RIGHTS OF FUND

     The Trust is hereby expressly made a third-party beneficiary of this Agreement and shall have the full right to enforce any and all provisions of this Agreement for its benefit and to proceed directly against the Sub-Adviser for any breach of any provision of this Agreement or for any loss, damage, claim, liability arising due to any act or omission on the part of the Sub-Adviser to the same extent as if the Fund itself were a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

NUVEEN ASSET MANAGEMENT

     By:

          Name: [          ]

          Title: [          ]

SSgA FUNDS MANAGEMENT, INC.

     By:

          Name: [          ]

          Title: [          ]

                                                                      APPENDIX A

                            SUB-ADVISER COMPENSATION

     The Adviser shall pay the Sub-Adviser, upon receipt of an invoice, a monthly fee for its services for the Funds listed below in the amount of 45% of the advisory fee paid by the Fund to the Adviser set forth below after deducting payments to fund service providers and fund expenses.

FUND                                                ADVISORY FEE
--------------------------------------------------  ------------
SPDR Barclays Capital Municipal Bond ETF (TFI)....       20bps
SPDR Barclays Capital California Municipal Bond
  ETF (CXA).......................................       20bps
SPDR Barclays Capital New York Municipal Bond ETF
  (INY)...........................................       20bps
SPDR Barclays Capital Short Term Municipal Bond
  ETF (SHM).......................................       20bps
SPDR S&P VRDO Municipal Bond ETF (VRD)............       20bps

EXHIBIT B:

                 TABLE COMPARING CURRENT FUNDAMENTAL POLICIES TO
                          PROPOSED FUNDAMENTAL POLICIES

                             CURRENT FUNDAMENTAL       PROPOSED FUNDAMENTAL
PROPOSAL 4                         POLICY*                    POLICY
------------------------  ------------------------   ------------------------
Subproposal 4A: To amend  SPDR Series Trust: The     The Fund may not invest
the fundamental policy    Fund may not purchase,     directly in real estate
on purchasing and         hold or deal in real       unless the real estate
selling real estate.      estate, or oil, gas or     is acquired as a result
                          mineral interests or       of ownership of
                          leases, but the Fund may   securities or other
                          purchase and sell          instruments.  This
                          securities that are        restriction shall not
                          issued by companies that   preclude the Fund from
                          invest or deal in such     investing in companies
                          assets.                    that deal in real estate
                                                     or in instruments that
                          SPDR Index Shares Funds:   are backed or secured by
                          The Fund may not           real estate.
                          purchase, hold or deal
                          in real estate, but the
                          Fund may purchase and
                          sell securities that are
                          issued by companies that
                          invest or deal in real
                          estate assets.

Subproposal 4B: To amend  The Fund may not issue     The Fund may not issue
the fundamental policy    senior securities or       senior securities or
on issuing senior         borrow money, except       borrow money except as
securities and borrowing  borrowings from banks      permitted by the 1940
money.                    for temporary or           Act or other governing
                          emergency purposes in an   statute, by the Rules
                          amount up to 10% of the    thereunder, or by the
                          value of the Fund's        SEC or other regulatory
                          total assets (including    agency with authority
                          the amount borrowed),      over the Fund.
                          valued at market, less
                          liabilities (not
                          including the amount
                          borrowed) valued at the
                          time the borrowing is
                          made, and the Fund will
                          not purchase securities
                          while borrowings in
                          excess of 5% of the
                          Fund's total assets are
                          outstanding, provided,
                          that for purposes of
                          this restriction, short-
                          term credits necessary
                          for the clearance of
                          transactions are not
                          considered borrowings
                          (this limitation on
                          purchases does not apply
                          to acceptance by the
                          Fund of a deposit
                          principally of
                          securities included in
                          the Index for creation
                          of Creation Units).

                             CURRENT FUNDAMENTAL       PROPOSED FUNDAMENTAL
PROPOSAL 4                         POLICY*                    POLICY
------------------------  ------------------------   ------------------------

Subproposal 4C: To amend  The Fund may not lend      The Fund may not make
the fundamental policy    any funds or other         loans to another person
on making loans.          assets except through      except as permitted by
                          the purchase of all or a   the 1940 Act or other
                          portion of an issue of     governing statute, by
                          securities or              the rules thereunder, or
                          obligations of the type    by the SEC or other
                          in which it is permitted   regulatory agency with
                          to invest (including       authority over the Fund.
                          participation interests
                          in such securities or
                          obligations) and except
                          that the Fund may lend
                          its portfolio securities
                          in an amount not to
                          exceed 33 1/3% of the
                          value of its total
                          assets.

Subproposal 4D: To amend  The Fund may not invest    The Fund may not invest
the fundamental policy    in commodities or          in commodities except as
on purchasing and         commodity contracts,       permitted by the 1940
selling commodities.      except that the Fund may   Act or other governing
                          transact in exchange       statute, by the Rules
                          traded futures contracts   thereunder, or by the
                          on securities, indexes     SEC or other regulatory
                          and options on such        agency with authority
                          futures contracts and      over the Fund.
                          make margin deposits in
                          connection with such
                          contracts.

Subproposal 4E: To amend  The Fund may not           The Fund may not
the fundamental policy    concentrate its            concentrate its
on concentrating          investments in an          investments in
investments in a          industry (i.e., hold 25%   securities of issuers in
particular industry or    or more of its total       the same industry,
group of industries.      assets in the securities   except as may be
                          of a particular industry   necessary to approximate
                          or group of industries),   the composition of the
                          except that the Fund       Fund's target index.
                          will concentrate to
                          approximately the same
                          extent that its
                          underlying Index
                          concentrates in the
                          securities of such
                          particular industry or
                          group of industries. For
                          purposes of this
                          limitation, securities
                          of the U.S. government
                          (including its agencies
                          and instrumentalities),
                          repurchase agreements
                          collateralized by U.S.
                          government securities,
                          and securities of state
                          or municipal governments
                          and their political
                          subdivisions are not
                          considered to be issued
                          by members of any
                          industry.

                             CURRENT FUNDAMENTAL       PROPOSED FUNDAMENTAL
PROPOSAL 4                         POLICY*                    POLICY
------------------------  ------------------------   ------------------------

Subproposal 4F: To amend  The Fund may not act as    The Fund may not act as
the fundamental policy    an underwriter of          an underwriter of
on underwriting of        securities of other        another issuer's
securities.               issuers, except to the     securities, except to
                          extent the Fund may be     the extent that the Fund
                          deemed an underwriter in   may be deemed to be an
                          connection with the sale   underwriter within the
                          of securities in its       meaning of the
                          portfolio.                 Securities Act of 1933
                                                     in connection with the
                                                     Fund's purchase and sale
                                                     of portfolio securities.

Subproposal 4G: To        The Fund may not:          Each of these policies
eliminate outdated                                   will be eliminated.
fundamental policies not  -   Pledge, hypothecate,
required by law.              mortgage or
                              otherwise encumber
                              its assets, except
                              to secure permitted
                              borrowings (the
                              deposit of
                              underlying
                              securities and other
                              assets in escrow and
                              collateral
                              arrangements with
                              respect to initial
                              or variation margin
                              for futures
                              contracts or options
                              contracts will not
                              be deemed to be
                              pledges of the
                              Fund's assets).

                          -   Purchase securities
                              on margin, except
                              for such short-term
                              credits as are
                              necessary for the
                              clearance of
                              transactions, except
                              that a Fund may make
                              margin deposits in
                              connection with
                              transactions in
                              options, futures and
                              options on futures.

                          -   Sell securities
                              short.

                          -   With respect to
                              Equity ETFs (as
                              defined in the proxy
                              statement), change
                              its investment
                              objective.


--------

* The current fundamental policies set forth in the table are the same for SPDR Series Trust and SPDR Index Shares Funds except as noted.

SPDR SERIES TRUST
SPDR INDEX SHARES FUNDS

INVESTMENT ADVISER
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation.
State Street Global Markets, LLC is a member of FINRA and SIPC.